Exhibit 99.2
Crescent Real Estate Equities
Company
Fourth Quarter 2005
Supplemental Operating and Financial Data
This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

About the Company
Crescent Real Estate Equities Company (NYSE: CEI) is a real estate investment trust headquartered in Fort Worth, Texas. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of 75 premier office buildings totaling 31 million square feet located in select markets across the United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. Crescent also makes strategic investments in resort residential development, as well as destination resorts, including Canyon Ranch®. For more information, visit the Company’s website at http://www.crescent.com.
Vision
Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.
Mission
Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.
Summary
As of December 31, 2005

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties Owned and Managed	75
Total Office Square Feet Owned and Managed	30.7 million
Geographic Diversity	7 states and 26 sub-markets
Number of Employees	727
Common Shares and Units Outstanding (share equivalent)	124.3 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($19.82 share price at 12/31/05)	7.6%
Total Market Capitalization Including Debt	$5.0 billion
Insider Ownership	18.2%
Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on February 23, 2006, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent’s website or by contacting Crescent directly.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Trust Managers

Richard E. Rainwater	William F. Quinn
Chairman of the Board	President, American Beacon Advisors, Inc.

John C. Goff	Paul E. Rowsey, III
Vice Chairman of the Board and	Managing Partner, E2M Partners, LLC
Chief Executive Officer

Robert W. Stallings
Dennis H. Alberts	Chairman and President,
President and Chief Operating Officer	Stallings Capital Group, Inc.

Anthony M. Frank	Terry N. Worrell
Chairman, Belvedere Capital Partners	President, Worrell Investments
Senior Management
John C. Goff, Vice Chairman and Chief Executive Officer
Dennis H. Alberts, President and Chief Operating Officer
Jerry R. Crenshaw, Jr., Managing Director and Chief Financial Officer
David M. Dean, Managing Director, Legal
Thomas G. Miller, Managing Director, Investments
Kenneth S. Moczulski, Managing Director, Investments
Jane E. Mody, Managing Director, Capital Markets
Jane B. Page, Managing Director, Asset Management / Leasing
Paul R. Smith, Managing Director, Funds Management
John L. Zogg, Jr., Managing Director, Asset Management / Leasing
John P. Albright, Senior Vice President, Finance
Robert H. Boykin, Senior Vice President, Leasing
Joe D. Dobbs, Senior Vice President, Property Management
Michael S. Lewis, Senior Vice President, Leasing
Christopher T. Porter, Senior Vice President and Treasurer
Daniel E. Smith, Senior Vice President, Corporate Counsel
Suzanne K. Stevens, Senior Vice President and Controller
James H.Wilson, Senior Vice President, Property Management

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004

Shares and Units
Common Shares Outstanding	101,442,063	101,058,455	100,127,859	99,833,652	99,420,157
Units Outstanding (a)	22,832,346	23,186,378	23,182,778	20,867,778	21,070,278

Combined Shares and Units	124,274,409	124,244,833	123,310,637	120,701,430	120,490,435

Weighted Average for Quarter — Basic (EPS) (b)	100,901,753	100,663,122	99,676,059	99,510,211	99,061,061
Weighted Average for Quarter — Diluted (EPS) (b)	102,422,428	100,663,122	99,676,059	99,510,211	108,737,976
Weighted Average for Quarter — Diluted (FFO)	121,520,969	119,841,083	117,484,930	117,226,331	117,748,893

Share Price & Dividends
At the End of the Period	$19.82	$20.51	$18.75	$16.34	$18.26
High during Quarter	$21.06	$20.65	$18.99	$18.14	$19.09
Low during Quarter	$19.23	$17.95	$16.02	$16.12	$15.47
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375

Capitalization
Market Value of Common Equity (c)	$2,349,530	$2,430,483	$2,204,543	$1,916,379	$2,137,934
Preferred Equity (d)	410,400	410,400	410,400	410,400	410,400
Total Consolidated Debt (e)	2,259,473	2,307,104	2,300,092	2,192,475	2,152,255

Total Capitalization	$5,019,403	$5,147,987	$4,915,035	$4,519,254	$4,700,589

Total Consolidated Debt/Total Capitalization (e)	45%	45%	47%	49%	46%

Selected Balance Sheet Data (f)
Net Investment in Real Estate	$2,654,287	$2,701,842	$2,661,994	$2,626,216	$2,754,894
Investments in Unconsolidated Companies	$393,535	$390,092	$391,249	$366,652	$362,643
Total Assets (e)	$4,141,862	$4,191,256	$4,073,013	$3,961,965	$4,037,764
Total Liabilities	$2,732,486	$2,759,848	$2,709,490	$2,546,137	$2,574,603
Total Unconsolidated Debt	$646,913	$661,809	$661,732	$634,285	$579,349
Total Minority Interest	$167,381	$166,381	$149,416	$155,714	$162,911
Total Shareholders’ Equity	$1,241,995	$1,265,027	$1,214,107	$1,260,114	$1,300,250

Selected Operating Data
Total Office Portfolio (f)
Revenues	$175,583	$179,096	$170,223	$166,044	$154,632
Net Straight-Line revenue / (expense) adjustment	$2,977	$3,799	$5,395	$6,088	$4,488
Rental income from FAS 141 Fair Market Value Adjustments	$(1,112)	$(1,305)	$(1,573)	$(1,308)	$(1,143)
Operating Margin (g)	46%	49%	49%	50%	49%
Bad Debt as Percentage of Office Property Revenue	0.27%	0.16%	0.32%	0.26%	-0.04%
Lease Termination Fees	$4,662	$6,305	$2,721	$1,830	$2,190
Fee Income Generated from JV Properties (h)	$3,790	$5,948	$3,980	$3,310	2,197

Office — Crescent’s Share (f) (i)
Revenues	$115,696	$117,455	$112,629	$110,009	117,364
Net Straight-Line revenue / (expense) adjustment	$1,619	$2,670	$4,312	$4,708	$3,701
Rental income from FAS 141 Fair Market Value Adjustments	$(714)	$(784)	$(1,089)	$(925)	$(758)
Operating Margin (g)	45%	48%	48%	49%	48%
Bad Debt as Percentage of Office Property Revenue	0.29%	0.13%	0.35%	0.34%	-0.05%
Lease Termination Fees	$4,341	$5,288	$2,247	$370	$1,114

Other
Total Property Revenues	$417,738	$211,291	$209,827	$184,668	$306,077
Crescent’s Share of Unconsolidated Revenues (j)	$122,336	$115,990	$96,996	$96,956	$86,286
General & Administrative Expense	$17,220	$11,751	$11,064	$10,328	$16,156
Interest Coverage Ratio (k)	1.96	1.73	1.73	1.66	1.61
Scheduled Principal Payments:
Consolidated Debt (l)	$3,174	$3,243	$3,180	$3,233	$4,204
Unconsolidated Debt	$2,376	$2,312	$2,304	$2,190	$2,083
Consolidated Capitalized Interest:
Office	$689	$163	$—	$—	$—
Resort Residential Development (m)	$5,043	$5,452	$4,501	$4,380	$4,466
Resort/Hotel	$375	$254	$150	$119	$42

Net (Loss) Income Available to Common Shareholders
Net Income (Loss) Available to Common Shareholders — Basic	$14,483	$71,634	$(13,552)	$(9,296)	$195,910
Basic — Per Share	$0.14	$0.71	$(0.13)	$(0.09)	$1.98
Diluted — Per Share	$0.14	$0.71	$(0.13)	$(0.09)	$1.86

Funds from Operations Available to
Common Shareholders — Diluted, as Adjusted (“FFO”)(n)
FFO	$61,544	$22,803	$33,114	$28,882	$53,520
FFO per Weighted Average Share	$0.51	$0.19	$0.28	$0.25	$0.45
FFO Payout Ratio (o)	74.0%	197.1%	133.0%	150.0%	83.3%
FFO by Segment:
Office Properties	$76,198	$54,582	$54,505	$52,426	$57,121
Resort Residential Development Properties	$22,431	$5,474	$11,056	$4,907	$16,096
Resort/Hotel Properties	$6,006	$9,352	$7,637	$11,445	$9,685
Temperature-Controlled Logistics Properties	$6,982	$4,606	$3,342	$3,514	$18,192

NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Key Financial Data
(dollars in thousands)
(continued)
(a)	Represents actual units outstanding x 2 because each unit is generally exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Market Value of Common Equity does not include restricted units that are not convertible to common stock.

(d)	Net of issuance costs, preferred equity is $401,089.

(e)	Includes $264,356 of defeased debt related to the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. The Company’s assets include $274,134 in U.S. Treasury and government sponsored agency securities that are used as collateral for these loans. The cash flow (principal maturities and interest) from the securities match the debt service payments on the notes. Excluding the defeased debt from Assets and Liabilities, the total consolidated debt to total capitalization ratio would be 42% as of December 31, 2005.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations except for lease termination fees.

(g)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(h)	Third Party Generated Fee Revenue is defined as fees earned from office joint venture properties including property management fee revenue, lease commission revenue, and construction management fee revenue.

(i)	Amounts represent Wholly-Owned Office Properties and Crescent’s share of Joint-Venture Office Properties.

(j)	Crescent’s share of unconsolidated revenues includes the Office and Temperature-Controlled Logistics segments for 2004. Beginning first quarter 2005, Canyon Ranch is also included.

(k)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)
•	Loss / (Gain) on joint ventures of properties, net

•	Gain on Property Sales, net

•	Income (Loss) from discontinued operations, net of minority interests

•	Impairments/Extinguishment of Debt

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization
The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $20,558 related to the defeasance of the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. Trailing four quarters’ interest income includes $3,773 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. Excluding these three items, the interest coverage ratio for trailing four quarters as of December 31, 2005 would have been 2.21.

(l)	Scheduled principal payments on consolidated debt include principal payments on defeased debt related to the LaSalle Note I, LaSalle Note II, or Nomura Funding VI Note. Excluding defeased debt, scheduled principal payment for the three months ended 12/31/05 was $2,110.

(m)	Resort Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(n)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.

Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 12. FFO should not be considered an alternative to net income.

(o)	Calculated as dividends declared during quarter divided by FFO per weighted average share .

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Key Portfolio Statistics

	As Of or For The Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004

Office Properties (a)
Total Office Portfolio
Number of Properties	75	76	79	78	78
Square Footage	30,670,201	31,251,076	32,013,522	31,551,853	31,617,166
Economic Office Occupancy at End of Quarter (a)	88.5%	87.5%	87.2%	88.1%	88.6%
Leased Office Occupancy at End of Quarter (a)	90.8%	89.6%	89.2%	89.6%	89.9%
Same-Store Net Operating Income (“NOI”) % Change (b)	(2.4)%	(1.1)%	(2.8)%	(0.3)%	(10.3)%
Same-Store Average Occupancy (b)	87.8%	86.8%	87.0%	87.6%	86.6%
Wholly-Owned Office Properties
Number of Properties	54	53	56	56	56
Square Footage	15,926,377	15,863,116	16,625,562	16,625,562	16,696,273
Economic Office Occupancy at End of Quarter (a)	88.0%	86.7%	86.1%	86.7%	87.0%
Leased Office Occupancy at End of Quarter (a)	90.1%	88.9%	88.2%	87.8%	88.0%
Joint-Venture Office Properties (c)
Number of Properties	21	23	23	22	22
Square Footage	14,743,824	15,387,960	15,387,960	14,926,291	14,920,893
Economic Office Occupancy at End of Quarter (a)	89.1%	88.4%	88.5%	89.7%	90.4%
Leased Office Occupancy at End of Quarter (a)	91.6%	90.3%	90.3%	91.6%	92.0%

Resort Residential Development Properties
Total Number of Active and Planned Resort Residential Development Projects	23	27	28	25	23

Desert Mountain
Resort Residential Lot Sales	3	6	22	9	24
Average Price Per Lot (in thousands)	$1,519	$1,086	$1,014	$1,100	$663

Crescent Resort Development
Resort Residential Lot Sales	261	67	94	123	203
Average Price per Lot (in thousands)	$249	$166	$74	$53	$163
Resort Residential Unit Sales	123	43	55	7	40
Average Price per Unit (in thousands)	$1,542	$1,012	$741	$2,079	$1,981

Resort/Hotel Properties
Total Resort/Hotel Properties
Number of Properties	8	8	8	8	8
Number of Resort/Hotel Rooms	2,410	2,410	2,410	2,412	2,412
Same-Store NOI % Change	43.4%	29.0%	65.6%	21.0%	10.2%
Same-Store Weighted Average Occupancy	70.5%	76.9%	72.9%	71.9%	66.3%
Total Office Portfolio refers to the number of office properties Crescent owned or has an interest in, regardless of the ownership %.
Wholly-Owned Office Properties refers to the number of office properties in which Crescent owns 100%.
Joint-Venture Office Properties refers to the number of office properties Crescent co-owns.
Economic Office Occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.
Leased Office Occupancy is defined as economic occupancy plus occupancy of space in leases that are signed but not commenced.
Stabilization of an office property is deemed to occur upon the earlier of (1) achieving occupancy of 90%, (2) one year after the date placed in service or acquisition date, or (3) two years following the acquisition date for properties which are being repositioned.
Notes:
(a) Occupancy statistics for prior quarters have been restated to exclude properties held for sale and unstabilized properties. See Total Office Portfolio Property Table on page 24.
(b) Same-store statistics exclude properties held for sale and unstabilized properties. Prior quarters have not been restated.
(c) Prior quarters have been restated for current joint venture partnership structure.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Balance Sheets
(dollars in thousands, except share data)

	December 31,	December 31,
	2005	2004
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$186,878	$206,164
Land improvements, net of accumulated depreciation of $29,784 and $23,592 at December 31, 2005 and 2004, respectively	70,494	69,086
Buildings and improvements, net of accumulated depreciation of $464,049 and $411,634 at December 31, 2005 and 2004, respectively	1,781,015	1,811,305
Furniture, fixtures and equipment, net of accumulated depreciation of $34,129 and $48,304 at December 31, 2005 and 2004, respectively	37,236	49,561
Land held for investment or development	574,527	501,379
Properties held for disposition, net	4,137	117,399

Net investment in real estate	$2,654,287	$2,754,894

Cash and cash equivalents	$86,228	$92,291
Restricted cash and cash equivalents	84,699	93,739
Defeasance investments	274,134	175,853
Accounts receivable, net	56,356	60,004
Deferred rent receivable	70,201	56,295
Investments in unconsolidated companies	393,535	362,643
Notes receivable, net	219,016	102,173
Income tax asset-current and deferred, net	8,291	13,839
Other assets, net	295,115	326,033

Total assets	$4,141,862	$4,037,764

LIABILITIES:
Borrowings under Credit Facility	$234,000	$142,500
Notes payable	1,948,152	2,009,755
Junior subordinated notes	77,321	—
Accounts payable, accrued expenses and other liabilities	471,920	422,348
Deferred tax liability	1,093	—

Total liabilities	$2,732,486	$2,574,603

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 11,416,173 and 10,535,139 units, at December 31, 2005 and 2004, respectively	$113,819	$113,572
Consolidated real estate partnerships	53,562	49,339

Total minority interests	$167,381	$162,911

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding at December 31, 2005 and 2004	$319,166	$319,166
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at December 31, 2005 and 2004	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 126,562,980 and 124,542,018 shares issued and outstanding at December 31, 2005 and 2004, respectively	1,266	1,245
Additional paid-in capital	2,271,888	2,246,335
Deferred compensation on restricted shares	(1,182)	(2,233)
Accumulated deficit	(972,319)	(885,016)
Accumulated other comprehensive income (loss)	1,385	(1,022)

	$1,702,127	$1,760,398

Less — shares held in treasury, at cost, 25,120,917 and 25,121,861 common shares at December 31, 2005 and 2004, respectively	(460,132)	(460,148)

Total shareholders’ equity	$1,241,995	$1,300,250

Total liabilities and shareholders’ equity	$4,141,862	$4,037,764

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the twelve months
	ended December 31,		ended December 31,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
REVENUE:
Office Property	$95,813	$103,037	$377,337	$481,710
Resort Residential Development Property	284,853	147,322	503,568	311,197
Resort/Hotel Property	37,072	55,718	142,618	214,531

Total Property Revenue	$417,738	$306,077	$1,023,523	$1,007,438

EXPENSE:
Office Property real estate taxes	$8,776	$10,608	$39,195	$58,776
Office Property operating expenses	43,823	43,881	160,077	179,413
Resort Residential Development Property expense	241,466	125,016	432,620	271,819
Resort/Hotel Property expense	29,288	47,587	111,277	179,825

Total Property Expense	$323,353	$227,092	$743,169	$689,833

Income from Property Operations	$94,385	$78,985	$280,354	$317,605

OTHER INCOME (EXPENSE):
Income from sale of investment in unconsolidated company, net	$29,934	$—	$29,934	$—
Income from investment land sales	199	10,347	8,622	18,879
(Loss) gain on joint venture of properties, net	(4,558)	265,772	(2,743)	265,772
Gain on property sales, net	—	—	141	—
Interest and other income	8,487	9,756	29,109	18,005
Corporate general and administrative	(17,220)	(16,156)	(50,363)	(38,889)
Interest expense	(33,230)	(39,763)	(136,664)	(176,771)
Amortization of deferred financing costs	(1,925)	(2,813)	(8,108)	(13,056)
Extinguishment of debt	(133)	(39,527)	(2,161)	(42,608)
Depreciation and amortization	(33,261)	(36,692)	(146,173)	(164,056)
Impairment charges related to real estate assets	(1,047)	—	(1,047)	(4,094)
Other expenses	(1,602)	(487)	(3,964)	(725)
Equity in net income (loss) of unconsolidated companies:
Office Properties	1,575	2,651	11,464	6,262
Resort Residential Development Properties	157	(1,156)	(491)	(2,266)
Resort/Hotel Properties	(1,569)	(18)	(1,541)	(245)
Temperature-Controlled Logistics Properties	2,500	10,667	234	6,153
Other	6,914	110	17,885	(280)

Total Other Income (Expense)	$(44,779)	$162,691	$(255,866)	$(127,919)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$49,606	$241,676	$24,488	$189,686
Minority interests	(15,404)	(42,203)	(15,239)	(37,294)
Income tax (expense) benefit	(9,677)	(423)	(7,378)	13,078

INCOME BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$24,525	$199,050	$1,871	$165,470
(Loss) Income from discontinued operations, net of minority interests	(27)	1,928	4,266	9,755
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(263)	(64)	(2,978)
(Loss) Gain on real estate from discontinued operations, net of minority interests	(2,005)	3,204	89,234	1,052
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	(363)

NET INCOME	$22,493	$203,919	$95,307	$172,936

Series A Preferred Share distributions	(5,991)	(5,990)	(23,963)	(23,723)
Series B Preferred Share distributions	(2,019)	(2,019)	(8,075)	(8,075)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS — BASIC	$14,483	$195,910	$63,269	$141,138

Dilutive effect of convertible securities	—	6,239	—	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS — DILUTED	$14,483	$202,149	$63,269	$141,138

BASIC EARNINGS PER SHARE DATA:
Income (loss) available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$0.16	$1.93	$(0.30)	$1.34
(Loss) Income from discontinued operations, net of minority interests	—	0.02	0.04	0.10
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	—	—	(0.03)
(Loss) Gain on real estate from discontinued operations, net of minority interests	(0.02)	0.03	0.89	0.01
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	—

Net income available to common shareholders — basic	$0.14	$1.98	$0.63	$1.43

DILUTED EARNINGS PER SHARE DATA:
Income (loss) available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$0.16	$1.81	$(0.30)	$1.34
(Loss) income from discontinued operations, net of minority interests	—	0.02	0.04	0.10
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	—	—	(0.03)
(Loss) Gain on real estate from discontinued operations, net of minority interests	(0.02)	0.03	0.89	0.01
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	—

Net income available to common shareholders — diluted	$0.14	$1.86	$0.63	$1.42

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	100,901,753	99,061,061	100,179,471	99,025,138

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	102,422,428	108,737,976	100,179,471	99,243,627

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Funds From Operations
Funds From Operations
(dollars in thousands, except share data)

	For the three months				For the twelve months
	ended December 31,				ended December 31,
	(unaudited)				(unaudited)
	2005	2005	2004	2004	2005	2005	2004	2004
	$	Per share	$	Per share	$	Per share	$	Per share
NET INCOME	22,493	0.18	203,919	1.73	95,307	0.80	172,936	1.48
ADJUSTMENTS:
Depreciation and amortization of real estate assets	28,932	0.24	37,359	0.32	131,391	1.11	156,766	1.34
Loss (Gain) on property sales, net	6,781	0.06	(269,581)	(2.29)	(102,803)	(0.87)	(267,053)	(2.28)
Extinguishment of debt expense related to real estate asset sales (a)	—	—	38,966	0.33	729	0.01	39,121	0.33
Impairment charges related to real estate assets and assets held for sale	1,047	0.01	310	—	1,047	0.01	6,008	0.05
Adjustment for investments in unconsolidated companies:
Office Properties	3,245	0.03	4,412	0.04	18,872	0.16	11,601	0.10
Resort Residential Development Properties	(2,858)	(0.02)	1,870	0.02	(5,467)	(0.04)	(228)	—
Resort/Hotel Properties	1,068	0.01	—	—	3,881	0.03	—	—
Temperature-Controlled Logistics Properties (b)	4,482	0.04	7,525	0.06	18,210	0.15	24,873	0.21
Unitholder minority interest	4,115	0.03	36,500	0.31	16,964	0.14	30,950	0.26
Dilutive effect of Convertible Securities	249	—	249	—	—	—	—	—
Series A Preferred Share distributions	(5,991)	(0.05)	(5,990)	(0.05)	(23,963)	(0.20)	(23,723)	(0.20)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(8,075)	(0.07)	(8,075)	(0.07)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (c)	61,544	0.51	53,520	0.45	146,093	1.23	143,176	1.22

Impairment charges related to real estate assets	(1,047)	(0.01)	(2,634)	(0.02)	(1,047)	(0.01)	(8,332)	(0.07)
Extinguishment of debt expense related to real estate asset sales (a)	—	—	(38,966)	(0.33)	(729)	(0.01)	(39,121)	(0.33)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (c) — NAREIT DEFINITION	60,497	0.50	11,920	0.10	144,317	1.21	95,723	0.82

INVESTMENT SEGMENTS:
Office Properties	76,198	0.63	57,121	0.49	237,711	2.00	268,829	2.30
Resort Residential Development Properties	22,431	0.18	16,096	0.14	43,868	0.37	31,216	0.27
Resort/Hotel Properties	6,006	0.05	9,685	0.08	34,440	0.29	44,978	0.38
Temperature-Controlled Logistics Properties	6,982	0.06	18,192	0.15	18,444	0.15	31,026	0.26
OTHER:
Corporate general and administrative	(17,220)	(0.14)	(16,156)	(0.14)	(50,363)	(0.42)	(38,889)	(0.33)
Interest expense	(33,230)	(0.27)	(39,763)	(0.34)	(136,664)	(1.15)	(176,771)	(1.51)
Series A Preferred Share distributions	(5,991)	(0.05)	(5,990)	(0.05)	(23,963)	(0.20)	(23,723)	(0.20)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(8,075)	(0.07)	(8,075)	(0.07)
Dilutive effect of Convertible Securities	249	—	249	—	—	—	—	—
Other (d)	8,138	0.07	16,105	0.14	30,695	0.26	14,585	0.12

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (c)	61,544	0.51	53,520	0.45	146,093	1.23	143,176	1.22

Impairment charges related to real estate assets	(1,047)	(0.01)	(2,634)	(0.02)	(1,047)	(0.01)	(8,332)	(0.07)
Extinguishment of debt expense related to real estate asset sales (a)	—	—	(38,966)	(0.33)	(729)	(0.01)	(39,121)	(0.33)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (c) — NAREIT DEFINITION	60,497	0.50	11,920	0.10	144,317	1.21	95,723	0.82

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	100,901,753		99,061,061		100,179,471		99,025,138
WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	121,520,969		117,748,893		118,836,421		116,965,897
DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375		1.500		1.500
(a)	Extinguishment of debt directly related to the sale of real estate assets. An additional $1.4 million for year-to-date 2005 and $3.5 million for year-to-date 2004 of extinguishment of debt that is not related to the sale of real estate assets is included in funds from operations available to common shareholders.

(b)	Excludes impairment charges related to real estate assets of $2.3 million for fourth quarter 2004 and for the twelve months ended 2004. FFO for 2004 includes $12.3 million net gain recognized on sale of Americold common shares.

(c)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.
Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges, because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. FFO should not be considered an alternative to net income.

(d)	Includes income from investment land sales, net, interest and other income, extinguishment of debt, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Earnings Guidance
Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2006
FFO (1)	$154,500	to	$173,000
FFO per share (1)	$1.25	to	$1.40

	Low		High
FFO from Operating Businesses and Investments (1)
Operating Business
Office	$233,000	to	$238,000
Investments
Resort Residential Developments	35,000	to	38,000
Resorts / Hotels	36,000	to	39,000
Structured Finance/Securities	32,000	to	33,000
AmeriCold	19,000	to	21,000
Other
Reinvestment Activity (2)	$9,000	to	$12,000
Business Initiatives (3)	$14,000	to	$17,000
Office Business Drivers (4)
Same Store NOI Growth (GAAP)	1.0%	to	3.0%
Same Store Average Occupancy	88%	to	89%
Portfolio Ending Occupied	90%	to	91%
Portfolio Ending Leased	91%	to	92%
Lease Termination Fees (5)	$20,000	to	$22,000
Realization of Office Promotes	$15,000	to	$18,000
Resort Residential Development Business Drivers (4)
Crescent Resort Development
Unit Sales	110	to	140
Average Unit Price	$1,900	to	$2,000
Lot Sales	375	to	425
Average Price	$170	to	$190
Desert Mountain
Lot Sales	10	to	15
Average Price	$1,700	to	$1,800
Unit Sales	33	to	38
Average Unit Price	$1,500	to	$1,600
Resorts / Hotels Business Drivers (4)
Average Occupancy	72%	to	74%
Average Daily Rate Growth	6%	to	8%
Revenue per Available Room Growth	3%	to	5%

	First Quarter 2006
	Low		High
FFO (1)	$23,500	to	$27,000
FFO per share (1)	$0.19	to	$0.22
Reconciliation of FFO to Net Income (1)

	Full Year 2006			First Quarter 2006

	$1.25	to	$1.40	$0.19	to	$0.22

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (1)	$154,500		$173,000	$23,500		$27,000

ADJUSTMENTS:
Depreciation and amortization of real estate assets	(134,500)		(134,500)	(33,600)		(33,600)
(Impairments), gains, and (losses) related to real estate assets	—		—	—		—
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	1,500		1,500	(4,700)		(4,700)
Hospitality/Residential Development properties	(4,800)		(4,800)	(1,200)		(1,200)
Temperature-Controlled Logistics Properties	(19,900)		(19,900)	(4,600)		(4,600)
Unitholder minority interest	4,500		7,300	(1,600)		(1,200)
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME (LOSS)	$33,300		$54,600	($14,200)		($10,300)

WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	123,700,000		123,700,000	123,700,000		123,700,000

LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING (6)	20,300,000		20,300,000	20,300,000		20,300,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	103,400,000		103,400,000	103,400,000		103,400,000

(1)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Crescent reports Adjusted Funds From Operations Available to Common Shareholders — diluted (“FFO”) before taking into account impairment charges required by GAAP which are related to its real estate assets and before costs associated with the extinguishment of debt in connection with the sale of real estate. Refer to page 12 of this supplement for a reconciliation of GAAP net income to FFO as presented by Crescent, as well as to NAREIT’s FFO.

(2)	FFO from Reinvestment Activity includes earnings from assumed future investment of $160M — $180M during the year at a 12% going in leveraged FFO yield.

(3)	Business Initiatives include investment land sales, gains generated from the sale of developed properties, and other income initiatives.

(4)	Business drivers presented at 100% regardless of Crescent’s ownership interest in the underlying properties.

(5)	$16.8m will be recognized in 2006 as a result of the El Paso lease termination agreement.

(6)	Assumes 2 for 1 conversion of units to common shares

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Sector Contribution and Assets by Segment
Sector Contribution and Assets by Segment
As of December 31, 2005
(dollars in thousands)
Gross Book Value of Real Estate Assets

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other	Total
Gross Book Value of Real Estate Assets (Including Unleveraged Investments)	2,563,803	805,355	433,212	489,639	64,307	4,356,316

Depreciation (including Unconsolidated Assets)	(433,028)	(56,391)	(85,669)	(137,917)	(5,294)	(718,299)

Unconsolidated Debt and Other Liabilities	(378,736)	—	(108,947)	(273,833)	—	(761,516)

Other Assets (Cash, Defeasance Investments, etc.)	271,548	219,722	99,541	84,549	590,001	1,265,361

Total Assets	2,023,587	968,686	338,137	162,438	649,014	4,141,862

	Net Book Value by Segment
		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment(1)	Segment	Segment	Other		Total
Total Assets by Segment (2) :

Balance at December 31, 2005(3)	2,023,587	968,686	338,137	162,438	649,014	(4)	4,141,862

Balance at December 31, 2004	2,141,943	820,423	468,967	180,585	425,846		4,037,764

Consolidated Property Level Financing:

Balance at December 31, 2005	(851,215)	(142,680)	(59,051)	-	(1,206,527)	(5)	(2,259,473)

Balance at December 31, 2004	(942,001)	(83,721)	(111,397)	-	(1,015,136)		(2,152,255)

Consolidated Other Liabilities:

Balance at December 31, 2005	(116,515)	(286,986)	(28,126)	(25)	(41,361)		(473,013)

Balance at December 31, 2004	(108,194)	(195,714)	(47,403)	(1,679)	(69,358)		(422,348)

Minority Interests:

Balance at December 31, 2005	(15,354)	(32,228)	(5,853)	-	(113,946)		(167,381)

Balance at December 31, 2004	(9,308)	(33,760)	(6,513)	-	(113,330)		(162,911)

Total Net Book Value at December 31, 2005	1,040,503	506,792	245,107	162,413	(712,820)		1,241,995

Total Net Book Value at December 31, 2004	1,082,440	507,228	303,654	178,906	(771,978)		1,300,250

(1)	Refer to page 45 for further details regarding Resort Residential Development Segment information.

(2)	Total assets by segment are inclusive of investments in unconsolidated companies.

(3)	Non-income producing land held for investment or development of $84,448 by segment is as follows: Office — $24,304, Resort Residential Development $9,614, Resort/Hotel — $7,272, and Corporate — $43,258.

(4)	Includes defeasance investments of $264,356 and mezzanine investments of $172,582.

(5)	Inclusive of Corporate bonds, Credit Facility, Junior Subordinated Notes, Funding I defeased debt, Funding II defeased debt and Nomura Funding VI defeased debt.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Acquisitions, Development, Dispositions and Other Strategic Transactions
Acquisitions, Development, Dispositions and Other Strategic Transactions
2005 Activity Through December 31, 2005
Acquisitions

		CEI		Square	Purchase	Purchase	PSF Purchase	Economic
Segment	Property	Ownership	Market	Feet	Date	Price	Price	Occupancy %
Office	1110 Rusk Parking Garage (1)	24%	Houston - CBD	N/A	1/13/2005	$5.0 Million	N/A	N/A
Office	Exchange Building	100%	Seattle - CBD	295,515	2/7/2005	$52.5 Million	$177	95%
Office	One Buckhead Plaza (2)	35%	Atlanta - Buckhead	461,669	4/8/2005	$130.5 Million	$283	91%

						$188.0 Million

Subsequent Event
Office	Financial Plaza	100%	Phoenix - Mesa/Superstition	309,983	1/23/2006	$55.0 Million	$178	89%
Dispositions

						Sales Price	Net		Net Proceeds
		CEI		Square Feet /	Sale	Net of	PSF/Room/Acre	CEI	to CEI (after
Segment	Property	Ownership	Market	Rooms / Acres	Date	Selling Costs	Price	Gain/(Loss) (3)	Debt Payoff)
Office	Albuquerque Plaza	100%	Albuquerque - CBD	366,236 sf	2/7/2005	$34.7 Million	$95	$1.6 Million	$1.0 Million
Other	Undeveloped Land	100%	Houston - CBD	1.58 acres	3/31/2005	$5.8 Million	$3.7 Million	$3.5 Million	$5.8 Million
Other	Undeveloped Land	100%	Houston - CBD	1.43 acres	6/30/2005	$6.1 Million	$4.3 Million	$4.1 Million	$6.1 Million
Office	Barton Oaks Plaza One	100%	Austin - Southwest	98,955 sf	8/16/2005	$14.4 Million	$145	$5.3 Million	$4.0 Million
Office	Chancellor Park	100%	San Diego - University Town Center	195,733 sf	9/19/2005	$55.4 Million	$283	$31.9 Million	$55.4 Million
Office	Two Renaissance Square	100%	Phoenix - CBD	476,373 sf	9/28/2005	$116.8 Million	$245	$67.4 Million	$46.0 Million
Office	5 Houston Center	25%	Houston - CBD	580,875 sf	12/20/2005	$164.6 Million	$283	$29.9 Million (4)	$32.3 Million

						$397.8 Million		$143.7 Million

Subsequent Event
Office	Waterside Commons	100%	Dallas - Las Colinas	458,906 sf	2/17/2006	$24.8 Million	$54	($0.8) Million	$24.8 Million
Development

								Total		Expected	CEI
							Total	Projected		CEI Share	Share
		CEI		Square Feet /		Completion	Development	Development	Leased /	of Total	of Current
Segment	Project	Ownership	Market	Rooms / Units	Start Date	Date	Costs to Date	Costs	Committed	Equity	Equity
Office	3883 Howard Hughes Parkway	100%	Las Vegas - Central East	239,000 sf	3Q 2005	1Q 2007	$10.7 Million	$73.9 Million	0%/31%	$21.7 Million	$10.4 Million
Office	2211 Michelson	40%	Irvine - John Wayne Airport	265,000 sf	1Q 2006	1Q 2007	$17.2 Million	$99.5 Million	0%/0%	$7.9 Million	$6.8 Million
Office	Paseo Del Mar	80%	San Diego - Del Mar Heights	233,000 sf	3Q 2005	3Q 2006	$47.1 Million	$81.7 Million	0%/55%	$22.9 Million	$22.9 Million
RDV/Resort	The Ritz-Carlton Residences and Hotel	100%	Dallas - Uptown/Turtle Creek	70 units / 217 rooms	2Q 2005	4Q 2007	$50.4 Million	$202.7 Million	N/A /84%	$54.4 Million	$30.0 Million
RDV	Jefferson Investment’s Multi-Family Luxury Apartments	50%(5)	Dedham, MA	300 units	4Q 2004	3Q 2006	$37.8 Million	$54.3 Million	0%	$13.3 Million	$13.3 Million

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Acquisitions, Development, Dispositions and Other Strategic Transactions
2005 Activity Through December 31, 2005
Other Strategic Transactions

		Current				Gain/Loss	Required Debt
		CEI	Date of	Transaction	Cash Generated	Recognized	Payoff /
Segment	Transaction	Ownership	Transaction	Valuation (6)	to CEI (7)	By CEI	Defeasance
Office	Joint Venture of Fulbright Tower & 1110 Rusk Parking Garage	24%	2/24/2005	$106.0 Million	$33.4 Million	$0.5 Million	N/A
Office	Joint Venture of One Buckhead Plaza	35%	6/29/2005	$130.5 Million	$28.1 Million	$0.4 Million	N/A
Office	Purchase of 33% Minority Interest in 3770 Howard Hughes	100%	10/14/2005	$3.0 Million	N/A	N/A	N/A
Resort/Hotel	Canyon Ranch Restructure and Recapitalization	48%	1/18/2005	$440.0 Million (8)	$53.6 Million	0 (9)	$38.3 Million
Mezzanine Investments

				Weighted Average
		Date of	Quarter	Yield
Segment	Investment	Transaction	End Balance	During Quarter	Current Yield (10)	Fixed/Variable
Other	New York City Office Investment	2/7/2005	$17.3 Million (11)	11.83%	N/A	Variable
Other	Orlando Resort Investment	3/31/2005	$33.0 Million (12)	12.00%	12.00%	Fixed
Other	Los Angeles Office Investment	5/31/2005	$20.0 Million	12.32%	12.82%	Variable
Other	Dallas Office Investment	6/9/2005	$12.0 Million	12.65%	13.07%	Variable
Other	Dallas Office Investment	8/31/2005	$7.7 Million	11.04%	11.04%	Fixed
Other	California Luxury Hotel Investment	11/16/2005	$15.0 Million	15.24%	15.57%	Variable
Other	Los Angeles Office Investment	11/16/2005	$25.0 Million	8.75%	9.10%	Variable
Other	Southeastern U.S. Office Investment	12/30/2005	$20.7 Million	11.23%	11.42%	Variable

			$150.7 Million

Subsequent Event
Other	Florida Hotel Portfolio Investment	1/20/2006	$15.0 Million	N/A	12.57%	Variable

(1)	Purchased in connection with Fulbright Tower and subsequently joint ventured in February 2005.

(2)	One Buckhead Plaza was subsequently joint ventured in June 2005.

(3)	Includes previously recognized impairments, if applicable. Amounts shown are not net of minority interest.

(4)	Includes a promoted interest earned of $13.6 Million. FFO gain is $26.9 Million.

(5)	Crescent receives a preferred return on its invested capital before profits are allocated to the partners based on a 50% / 50% split.

(6)	Amounts represent 100% value of new entity.

(7)	Amounts represent cash generated net of debt paid down, if applicable.

(8)	Amount represents value of equity at date of transaction.

(9)	Although no GAAP gain was recognized on the Canyon Ranch Restructure as a result of CEI’s continuing interest, Crescent contributed assets valued at $209 Million for its 48% interest, which had a net book value of $97.8 Million.

(10)	Yields are as of February 23, 2006.

(11)	On February 1, 2006, this loan was paid off. Included in the payoff amount was a $1.2 Million prepayment penalty.

(12)	Outstanding amount excludes $0.1 Million of unamortized premium.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Consolidated Debt Schedule
As of December 31, 2005
(dollars in thousands)

			Balance	Interest
			Outstanding at	Rate at
		Maximum	December 31,	December 31,		Maturity
Description	Secured Asset	Borrowings	2005	2005		Date
Secured Fixed Rate Debt:
AEGON Partnership Note	Greenway Plaza	$248,678	$248,678	7.53%		July 2009
Prudential Note	707 17th Street/Denver Marriott	70,000	70,000	5.22		June 2010
JP Morgan Chase III	Datran Center	65,000	65,000	4.88		October 2015
Morgan Stanley I	Alhambra	50,000	50,000	5.06		October 2011
Bank of America Note	Colonnade	37,922	37,922	5.53		May 2013
Metropolitan Life Note VII	Dupont Centre	35,500	35,500	4.31		May 2011
Mass Mutual Note (1)	3800 Hughes	34,177	34,177	7.75		August 2006
Column Financial	Peakview Tower	33,000	33,000	5.59		April 2015
Northwestern Life Note	301 Congress	26,000	26,000	4.94		November 2008
Allstate Note (1)	3993 Hughes	24,781	24,781	6.65		September 2010
JP Morgan Chase II	3773 Hughes	24,755	24,755	4.98		September 2011
Metropolitan Life Note VI (1)	3960 Hughes	23,011	23,011	7.71		October 2009
Construction, Acquisition and other obligations	Various Office and Resort Residential Assets	36,526	36,526	2.90 to 13.75		July 2007 to Sept 2011

Secured Fixed Rate Defeased Debt:
LaSalle Note II (2)	Funding II Defeasance	155,188	155,188	7.79		March 2006
LaSalle Note I (3)	Funding I Defeasance	101,723	101,723	7.83		August 2007
Nomura Funding VI Note (4)	Funding VI Defeasance	7,445	7,445	10.07		July 2010

Subtotal/Weighted Average		$973,706	$973,706	6.71%

Unsecured Fixed Rate Debt:
The 2009 Notes		$375,000	$375,000	9.25%		April 2009
The 2007 Notes		250,000	250,000	7.50		September 2007

Subtotal/Weighted Average		$625,000	$625,000	8.55%

Secured Variable Rate Debt:
KeyBank (5)	Ritz Construction Project	$175,000	$15,162	6.62%		July 2008
German American Capital Corporation (5)	Funding One Assets	165,000	165,000	5.84		June 2007
JP Morgan Chase	Northstar Big Horn Construction Project	121,000	17,164	6.75		October 2007
FirstBank of Vail	Village Walk Construction Project	63,000	—	6.25		February 2008
Guaranty Bank (6) (7)	Paseo Del Mar Construction Project	53,100	14,606	6.00		September 2008
Societe Generale (6)	3883 Hughes Construction Project	52,250	314	6.17		September 2008
Bank One	Northstar Ironhorse Construction Project	51,485	42,671	7.75		October 2006
Bank of America (6) (7)	JPI Construction Project	41,009	24,526	6.33		November 2007
Construction, Acquisition and other obligations	Various Office and Resort Residential Assets	131,697	70,003	5.57 to 8.81		Jan 2006 to Dec 2012

Subtotal/Weighted Average		$853,541	$349,446	6.43%

Unsecured Variable Rate Debt:
Credit Facility (8)		$371,455	$234,000	5.92%		February 2008
Junior Subordinated Notes (Trust Preferred)		51,547	51,547	6.24		June 2035
Junior Subordinated Notes (Trust Preferred)		25,774	25,774	6.24		July 2035

Subtotal/Weighted Average		$448,776	$311,321	6.00%

Total/Weighted Average		$2,901,023	$2,259,473	7.08	%(9)

Average remaining term						3.9 years

(1)	Includes a portion of total premiums of $4,007 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(2)	In December 2003 and January 2004, the Company purchased a total of $179,600 in U.S. Treasuries and government sponsored agency securities (“defeasance investments”) to substitute as collateral for this loan. The cash flow from the defeasance investments (principal and interest) match the total debt service payments of this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the LaSalle Note II.

(3)	In November 2004, the Company executed a legal defeasance, removing The Crescent Office Property as collateral for LaSalle Note I. This transaction reduced this Note by $128,687. In January 2005, the remainder of LaSalle Note I was defeased when the Company purchased $115,781 in U.S. Treasuries to substitute as collateral for this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with LaSalle Note I.

(4)	On December 20, 2004, this loan was defeased with the purchase of $10,080 in U.S. Treasuries to substitute as collateral for this loan. The cash flow from the (principal and interest) match the total debt service payments of the loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the Nomura Funding VI Note.

(5)	This loan has three one-year extension options.

(6)	This loan has two one-year extension options.

(7)	Our partner provides a full guarantee of this loan.

(8)	The Credit Facility has a maximum potential capacity of $400,000. Capacity is subject to adjusted income from the assets in the borrowing base. As of December 31, borrowing capacity under the facility was $123,704. The $234,000 outstanding at December 31, excludes letters of credit issued under the facility of $13,751.

(9)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 6.93%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Consolidated Debt Breakdown
As of December 31, 2005
(dollars in thousands)

					Weighted
			Weighted		Average
			Average		Maturity in
	Balance	% of Total	Interest Rate		Years (1)
Fixed Rate Debt	$1,598,706	71%	7.43%		3.3

Variable Rate Debt (2)	660,767	29%	6.23%		5.1

Total/Weighted Average	$2,259,473	100%	7.08	%(3)	3.9

(1)	Based on contractual maturity and does not include extension options on Wells Fargo Bank Loan, Bank of America Loan, Societe Generale Loan, Guaranty Bank Loan, KeyBank Loan, or German American Capital Corporation Loan.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $425,500 of hedged variable-rate debt, are 90% and 10%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 6.93%.
Future Consolidated Debt Repayments (1)
As of December 31, 2005
(dollars in thousands)

	Secured	Defeased	Unsecured		Total (2)
2006	$99,922	$157,131	$—		$257,053
2007	252,719	100,279	250,000		602,998
2008	74,817	289	234,000	(3)	309,106
2009	271,544	320	375,000		646,864
2010	96,125	6,337	—		102,462
Thereafter	263,669	—	77,321		340,990

	$1,058,796	$264,356	$936,321		$2,259,473

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not include extension options on Wells Fargo Bank Loan, Bank of America Loan, Societe Generale Loan, Guaranty Bank Loan, KeyBank Loan, or German American Capital Corporation Loan.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Unconsolidated Debt Schedule
As of December 31, 2005
(dollars in thousands)

		Balance	Company’s Share
	CEI	Outstanding at	of Balance at	Interest Rate at	Maturity
Description	Ownership	December 31, 2005	December 31, 2005	December 31, 2005	Date		Fixed/Variable (1)
Temperature-Controlled Logistics Segment:
AmeriCold Realty Trust	31.70%
Goldman Sachs(2)		$469,853	$148,943	6.89%	5/11/2023		Fixed
Morgan Stanley(3)		245,207	77,731	7.32%	4/9/2009		Variable
Other		50,580	16,034	3.48 to 13.63%	6/1/2006 to 4/1/2017		Fixed

		765,640	242,708

Office Segment:
Crescent HC Investors, L.P.	23.85%	269,705	64,325	5.03%	11/7/2011		Fixed
Crescent TC Investors, L.P.	23.85%	214,770	51,223	5.00%	11/1/2011		Fixed
Main Street Partners, L.P.(4)(5)	50.00%	106,889	53,444	7.18%	12/1/2006		Variable
Crescent Fountain Place, L.P.	23.85%	105,932	25,265	4.95%	12/1/2011		Fixed
Crescent POC Investors, L.P.	23.85%	97,504	23,255	4.98%	12/1/2011		Fixed
Crescent One Buckhead Plaza, L.P.	35.00%	85,000	29,750	5.47%	4/8/2015		Fixed
Crescent Miami Center, LLC	40.00%	81,000	32,400	5.04%	9/25/2007		Fixed
Crescent 1301 McKinney, L.P.(6)(7)	23.85%	73,350	17,494	4.73%	1/9/2008		Variable
Crescent One BriarLake Plaza, L.P.	30.00%	50,000	15,000	5.40%	11/1/2010		Fixed
Houston PT Four Westlake Park Office Limited Partnership	20.00%	46,674	9,335	7.13%	8/1/2006		Fixed
Crescent Five Post Oak Park, L.P.	30.00%	44,373	13,312	4.82%	1/1/2008		Fixed
Austin PT BK One Tower Office Limited Partnership	20.00%	36,302	7,260	7.13%	8/1/2006		Fixed
Houston PT Three Westlake Park Office Limited Partnership	20.00%	33,000	6,600	5.61%	9/1/2007		Fixed

		1,244,499	348,663

Resort/Hotel Segment:
CR Resort, LLC	48.00%	95,000	45,600	5.94%	2/1/2015		Fixed

Other Segment:
Redtail Capital Partners One, LLC(8)	25.00%	25,368	6,342	6.22%	8/9/2008		Variable
Fresh Choice, LLC	40.00%
GE Capital Franchise Finance Corporation (9)		5,000	2,000	9.12%	1/1/2011		Variable
Various Loans and Capital Leases		3,998	1,600	0.00% to 12.00%	4/1/2006 to 12/31/2029		Fixed

		34,366	9,942

Total Unconsolidated Debt		$2,139,505	$646,913

Fixed Rate/Weighted Average				5.95%	9.4	years
Variable Rate/Weighted Average				6.97%	2.4	years

Total Weighted Average				6.20%	7.7	years

(1)	All unconsolidated debt is secured.

(2)	URS Real Estate, L.P. and AmeriCold Real Estate, L.P. expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(3)	The loan bears interest at LIBOR + 295 basis points (with a LIBOR floor of 1.5% with respect to $54,400 of the loan) and requires principal payments of $5,000 annually. In connection with this loan, a subsidiary of AmeriCold Realty Trust entered into an interest rate cap agreement with a maximum LIBOR of 6.50% on the entire amount of loan.

(4)	Senior Note — Note A: $79,005 at variable interest rate, LIBOR + 189 basis points, $4,647 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $23,237 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. In connection with this loan, the Company entered into an interest rate cap agreement with a maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(5)	The Company and its joint venture partner each obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(6)	This loan has two one-year extension options.

(7)	In January 2006, Crescent 1301 McKinney, L.P. purchased a one-year 7.0% interest rate cap on one-month LIBOR with a notional amount of $73,350. Fulbright Tower office property was formerly known as 1301 McKinney. The Company will be required to purchase a new cap in January 2007 that limits interest rate to 1.0:1.0 debt service coverage.

(8)	This loan has one one-year extension option. Redtail Capital Partners One, LLC is owned 100% by Redtail Capital Partners, L.P.

(9)	The Company guarantees $1.0 Million of this loan.
Future Unconsolidated Debt Repayments
As of December 31, 2005
(dollars in thousands)

	Secured	Unsecured	Total (1)
2006	$78,712	$—	$78,712
2007	50,475	—	50,475
2008	48,323	—	48,323
2009	80,302	—	80,302
2010	22,917	—	22,917
Thereafter	366,184	—	366,184

	$646,913	$—	$646,913

(1)	Based on contractual maturity and does not take into account the extension option on the Crescent 1301 McKinney, L.P. Loan or Redtail Loan.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Investment in Unconsolidated Companies
As of December 31, 2005
(dollars in thousands)
Balance Sheets:

		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total
Real estate, net	$1,995,719	$1,121,510	$106,898
Cash	71,361	25,418	52,688
Restricted Cash	36,120	61,367	—
Other assets	148,136	180,019	11,643

Total assets	$2,251,336	$1,388,314	$171,229

Notes payable	$1,244,499	$765,640	$95,000
Other liabilities	104,892	124,613	27,781
Preferred Membership Units	—	—	104,192
Equity	901,945	498,061	(55,744)

Total liabilities and equity	$2,251,336	$1,388,314	$171,229

Company’s share of unconsolidated debt	$348,663	$242,708	$45,600	$9,942	$646,913

Company’s investments in unconsolidated companies	$178,440	$162,439	$6,200	$46,456	$393,535

Balance Sheet as of December 31, 2005 includes the following:
•	Office(1) — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent Miami Center, LLC, Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets); and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company , L.L.C., EW Deer Valley, L.L.C., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

			Square		Date of
(1)	Partner	Building	Footage	CEI ownership	Partnership
	JPMorgan/GE Pension Affiliates
		The Crescent	1,299,522	23.85%	11/10/2004
		Houston Center	2,960,544	23.85%	11/10/2004
		Post Oak Central	1,279,759	23.85%	11/10/2004
		Fulbright Tower	1,247,061	23.85%	2/24/2005
	JPMorgan Affiliate
		Miami Center	782,211	40.00%	9/25/2002
		BriarLake Plaza	502,410	30.00%	10/8/2003
		Fountain Place	1,200,266	23.85%	11/23/2004
		Trammell Crow Center	1,128,331	23.85%	11/23/2004
	GE Pension Affiliate
		Bank One Tower	389,503	20.00%	7/30/2001
		Four Westlake Park	561,065	20.00%	7/30/2001
		Three Westlake Park	414,792	20.00%	8/21/2002
		Five Post Oak Park	567,396	30.00%	12/20/2002
	Trizec Properties, Inc.
		Bank One Center	1,530,957	50.00%	10/22/1997
	Hines Crescent Irvine Associates, L.P. (a)
		2211 Michelson	N/A	40.00%	6/9/2005
	Metzler US Real Estate Fund, L.P.
		One Buckhead Plaza	461,669	35.00%	6/29/2005

	Total Square Footage in Unconsolidated Joint Ventures		14,325,486	27.98%

(a)	To be developed as an office property. See page 15 for further detail.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Investment in Unconsolidated Companies
As of December 31, 2005
(dollars in thousands)
Summary Statement of Operations:

	For the three months ended December 31, 2005
		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other		Total
Total Revenues	$84,382	$253,988	$35,233
Operating Expense	42,505	210,341	30,345

Net Operating Income	41,877	43,647	4,888

Interest Expense	18,020	14,512	1,465
Depreciation and amortization	22,205	18,125	2,720
Preferred dividends	—	—	3,053
Taxes and Other (income) expense	(307)	(1,055)	695

Total Expenses	39,918	31,582	7,933

Net income (loss)	1,959	12,065	(3,045)
Items to reconcile to FFO	23,263	14,036	2,277

Funds From Operations	$25,222	$26,101	$(768)

Company’s equity in net income (loss) of unconsolidated companies	$1,575	$2,500	$(1,569)	$7,071	(1)	$9,577

Company’s share of FFO	$4,820	$6,982	$(501)	$4,213		$15,514

	For the twelve months ended December 31, 2005
		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other		Total
Total Revenues	$337,449	$846,881	$138,491
Operating Expense	161,934	699,701	114,269

Net Operating Income	175,515	147,180	24,222

Interest Expense	68,654	56,273	5,542
Depreciation and amortization	81,634	73,776	10,367
Preferred dividends	—	—	12,003
Taxes and Other (income) expense	(704)	58	2,754

Total Expenses	149,584	130,107	30,666

Net income (loss)	25,931	17,073	(6,444)
Items to reconcile to FFO	78,715	57,019	8,669

Funds From Operations	$104,646	$74,092	$2,225

Company’s equity in net income (loss) of unconsolidated companies	$11,464	$234	$(1,541)	$17,394	(2)	$27,551

Company’s share of FFO	$30,336	$18,444	$2,340	$11,927		$63,047

Summary Statement of Operations for the three months ended December 31, 2005, includes the following:
•	Office — Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center LLC, Crescent Five Post Oak Park, L.P., Crescent One BriarLake Plaza, L.P., Crescent Big Tex I L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P. Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics - Includes AmeriCold Realty Trust. In connection with the dissolution of the Vornado Crescent Portland Partnership, the Company agreed to pay Vornado Realty L.P. an annual management fee of $4,548;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets); and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company, EW Deer Valley L.L.C., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

(1)	Includes $6.5 Million for SunTx Capital Partners, L.P. and $0.4 Million for G2 Opportunity Fund, L.P. for the three months ended December 31, 2005.

(2)	Includes $10.9 Million for SunTx Capital Partners, L.P. and $7.3 Million for G2 Opportunity Fund, L.P. for the year ended December 31, 2005.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Office Portfolio Composition
As of December 31, 2005
Wholly Owned vs. Joint Ventured

(SF in millions)	Houston	Dallas	Denver	Austin	Miami	Las Vegas	Other (1)	Total
Wholly Owned	4.4	4.2	2.2	1.1	1.0	1.1	2.0	15.9
Joint Ventured	7.5	5.2	—	0.8	0.8	—	0.4	14.7

Total Office Portfolio SF	11.9	9.4	2.2	1.9	1.8	1.1	2.4	30.7
Crescent’s Share	6.2	5.8	2.2	1.4	1.3	1.1	2.2	20.2
CBD vs. Suburban

(1) Includes Ft. Worth, Colorado Springs, Irvine, Atlanta, and Seattle.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Property Table (1)
As of December 31, 2005

							Weighted Average
							Full-Service Rental
					Economic		Rate Per Occupied	Crescent
	No. of		Year	Net Rentable	Occupancy		Sq.	Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)	Percentage (1)
Texas
Dallas
Bank One Center	1	CBD	1987	1,530,957	81.4%		$22.30	50%
	2	Uptown/Turtle	1985	1,299,522	96.9		33.62	24%
The Crescent		Creek
Fountain Place	1	CBD	1986	1,200,266	86.4	(3)	21.44	24%
Trammell Crow Center	1	CBD	1984	1,128,331	93.0		24.78	24%
	1	Stemmons	1983	634,381	81.9		16.96	100%
Stemmons Place		Freeway
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	85.7		19.82	100%
Waterside Commons (4)	1	Las Colinas	1986	458,906	46.6		15.33	100%
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	85.1		20.69	100%
	1	Quorum/Bent	1986	319,760	91.3		16.49	100%
The Aberdeen		Tree
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	69.6	(3)	19.03	100%
	1	Quorum/Bent	1985	274,684	96.3		21.01	100%
Stanford Corporate Centre		Tree
Palisades Central II	1	Richardson	1985	237,731	95.2		20.23	100%
	1	Uptown/Turtle	1983	233,543	88.3		17.70	100%
3333 Lee Parkway		Creek
	1	Quorum/Bent	1981	215,016	100.0		23.40	100%
The Addison		Tree
Palisades Central I	1	Richardson	1980	180,503	73.7		17.23	100%
Greenway II	1	Richardson	1985	154,329	100.0		17.85	100%
Greenway I & IA	2	Richardson	1983	146,704	71.3		15.60	100%

Subtotal/Weighted Average	19			9,357,075	85.7%		$22.77	62%

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	97.9%		$18.59	100%

Houston
	10	Greenway	1969-	4,348,052	90.9%		$20.22	100%
Greenway Plaza		Plaza	1982
	4	CBD	1974-	2,960,544	88.2		20.29	24%
Houston Center			1983
	3	West	1974-	1,279,759	95.4		20.23	24%
Post Oak Central		Loop/Galleria	1981
	1	West	1986	567,396	85.3		18.34	30%
Five Post Oak Park		Loop/Galleria
	1	Katy Freeway	1992	561,065	99.9		22.39	20%
Four Westlake Park		West
BriarLake Plaza	1	Westchase	2000	502,410	96.2		24.20	30%
	1	Katy Freeway	1983	414,792	100.0		22.80	20%
Three Westlake Park		West

Subtotal/Weighted Average	21			10,634,018	91.5%		$20.59	55%

Austin
816 Congress	1	CBD	1984	433,024	72.3%		$18.20	100%
301 Congress Avenue	1	CBD	1986	418,338	59.0	(3)	21.94	50%
Chase Tower	1	CBD	1974	389,503	65.4		20.49	20%
Austin Centre	1	CBD	1986	343,664	96.1		19.34	100%
The Avallon	3	Northwest	1993/1997	318,217	85.7		19.28	100%

Subtotal/Weighted Average	7			1,902,746	74.5%		$19.73	73%

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	98.0%		$19.87	100%
707 17th Street	1	CBD	1982	550,805	91.3		20.69	100%
	1	Denver	1985	309,862	92.6		20.11	100%
		Technology
Regency Plaza		Center
Peakview Tower (5)	1	Greenwood Village	2001	264,149	87.4		23.80	100%
55 Madison	1	Cherry Creek	1982	137,176	92.2		19.19	100%
The Citadel	1	Cherry Creek	1987	130,652	84.2		25.28	100%
44 Cook	1	Cherry Creek	1984	124,174	66.0		19.01	100%

Subtotal/Weighted Average	7			2,192,218	91.3%		$20.78	100%

Colorado Springs
Briargate Office and Research		Colorado
Center	1	Springs	1988	260,046	57.2	% (3)	$17.51	100%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Property Table (1)
As of December 31, 2005
(continued)

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per		Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.		Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)		Percentage (1)
Florida
Miami
Miami Center	1	CBD	1983	782,211	95.1%		$31.36		40%
Datran Center	2	South Dade/Kendall	1986/1988	476,412	93.6		27.33		100%
The Alhambra	2	Coral Gables	1961/1987	325,005	85.9	(3)	30.47		100%
The BAC — Colonnade Building	1	Coral Gables	1989	218,170	88.6	(3)	31.62		100%

Subtotal/Weighted Average	6			1,801,798	92.3%		$30.16		74%

Irvine
Dupont Centre	1	John Wayne Airport	1986	250,782	96.4%		$27.10		100%

Nevada
Las Vegas
Hughes Center (6)	8	Central East	1986 - 1999	1,110,890	93.5%		$32.35		100%

Georgia
Atlanta
One Buckhead Plaza (5)	1	Buckhead	1987	461,669	90.6%		$28.50		35%
One Live Oak (5)	1	Buckhead	1981	201,488	74.9	% (3)	$22.84		100%

Subtotal/Weighted Average	2			663,157	85.9%		$27.01		55%

Washington
Seattle
Exchange Building	1	CBD	1929/2001	295,515	94.5%		$24.38		100%

Total Office Portfolio Excluding Properties Not Stabilized	74			29,423,140	88.5	% (3)	$22.48	(7)	67%

PROPERTIES NOT STABILIZED
Texas
Houston
Fulbright Tower (8)	1	CBD	1982	1,247,061	62.5%		$20.31		24%

Total Office Portfolio	75			30,670,201					65%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Property Table (1)
As of December 31, 2005
(continued)

(1)	Office Property Table data is presented without adjustments to reflect Crescent’s actual ownership percentage in joint ventured properties. Crescent’s actual ownership percentage in each property has been included for informational purposes.

(2)	Calculated in accordance with GAAP based on base rent payable as of December 31, 2005, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers. The weighted average full-service rental rate for the El Paso lease (Greenway Plaza, Houston, Texas) reflects weighted average full-service rental rate over the shortened term (due to lease termination effective as of December 31, 2007) and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007.

(3)	Leases have been executed at certain Office Properties but had not commenced as of December 31, 2005. If such leases had commenced as of December 31, 2005, the percent leased for Office Properties would have been 90.8%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: Fountain Place — 92.1%, MacArthur Center — 75.0%, 301 Congress — 68.5%, Briargate Office — 71.2%, The Alhambra — 92.0%, The BAC — Colonnade Building — 93.6%, and One Live Oak — 80.1%.

(4)	On February 17, 2006, the Company completed the sale of the Waterside Commons Office Property.

(5)	One Buckhead Plaza stabilized as of July 2005. Peakview Tower and One Live Oak stabilized as of December 2005.

(6)	In October 2005, Crescent purchased the remaining 33% minority interest in 3770 Howard Hughes. Hughes Center now consists of eight wholly-owned office properties.

(3)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties as of December 31, 2005, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $21.86.

(8)	Property statistics exclude Fulbright Tower (formerly known as 1301 McKinney Street — acquired December 2004). This office property will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 90% occupancy, (b) one year following the acquisition date, or (c) two years following the acquisition date for properties which are being repositioned.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Office Leasing Statistics
As of December 31, 2005
Signed Renewal/Released Activity(1)

	For the three months ended December 31, 2005
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases(2)	Leases	over Expiring Rate

Square Footage	751,571	751,571	N/A
Weighted Average Full Service Rental Rate PSF (3)	$25.85	$24.70	5%
NOI Net Effective Rental Rate PSF (4)	$15.04	$13.88	8%

	For the twelve months ended December 31, 2005
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	2,788,978	2,788,978	N/A
Weighted Average Full Service Rental Rate PSF (3)	$24.38	$24.37	0%
NOI Net Effective Rental Rate PSF (4)	$13.98	$14.01	0%

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Same Store Analysis (1)
As of December 31, 2005
(dollars in millions)

	For the three months ended December 31,
	2005		2004	% Change
Same-Store Revenues (2)	$135.9		$133.5	1.8%
Same-Store Expenses	$71.2		$67.2	(5.9%)

Total Operating Income	$64.7		$66.3	(2.4%)

GAAP Rent Adjustments	($1.8)		($2.3)	21.7%

Total Operating Income — Cash Basis	$62.9		$64.0	(1.8%)

QTD Average Occupancy	87.8%		87.1%	0.7	pts
Same-Store Square Footage	26.7	M
Number of Properties	61

	For the twelve months ended December 31,
	2005		2004	% Change
Same-Store Revenues (2)	$545.6		$542.2	0.6%
Same-Store Expenses	$273.9		$266.5	(2.8%)

Total Operating Income	$271.7		$275.7	(1.5%)

GAAP Rent Adjustments	($9.6)		($11.3)	15.0%

Total Operating Income — Cash Basis	$262.1		$264.4	(0.9%)

YTD Average Occupancy	87.3%		86.3%	1.0	pts
Same-Store Square Footage	26.7	M
Number of Properties	61

(1)	Includes consolidated and unconsolidated office joint venture properties without adjustments to reflect Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio Capital Expenditures
As of December 31, 2005
Capitalized Property Improvements

	Year Ended	Q4	Q3		Q2	Q1	Q4	Q3
Total Office Portfolio	2005	2005	2005		2005	2005	2004	2004
Recurring Property Improvements
$ (in thousands)	$15,642	$8,068	$3,315		$3,322	$937	$4,719	$2,629
$ Per Square Foot	$0.49	$0.26	$0.10		$0.10	$0.03	$0.16	$0.09

Non-Recurring Property Improvements (1)
$ (in thousands)	$19,970	$4,755	$11,191	(6)	$2,838	$1,186	$5,524	$1,857
$ Per Square Foot	$0.63	$0.15	$0.35		$0.09	$0.04	$0.18	$0.06

Total Property Improvements (2)
$ (in thousands)	$35,612	$12,823	$14,506		$6,160	$2,123	$10,243	$4,485
$ Per Square Foot	$1.12	$0.41	$0.45		$0.19	$0.07	$0.34	$0.15

Crescent’s Pro Rata Share

Recurring Property Improvements
$ (in thousands)	$12,230	$6,391	$2,527		$2,578	$734	$3,403	$2,516
$ Per Square Foot	$0.58	$0.32	$0.12		$0.12	$0.03	$0.15	$0.10

Non-Recurring Property Improvements (1)
$ (in thousands)	$9,408	$2,867	$4,349		$1,594	$598	$3,558	$1,450
$ Per Square Foot	$0.45	$0.14	$0.21		$0.07	$0.03	$0.15	$0.06

Total Property Improvements
$ (in thousands)	$21,638	$9,258	$6,876		$4,172	$1,332	$6,961	$3,966
$ Per Square Foot	$1.03	$0.46	$0.33		$0.19	$0.06	$0.30	$0.16

Tenant Improvements and Leasing Costs

	Year Ended	Q4	Q3	Q2	Q1	Q4	Q3
Total Office Portfolio	2005	2005	2005	2005	2005	2004	2004
Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (3)
Total Re-leased/Renewal Tenant Square Footage	2,788,978	751,571	890,080	752,141	395,186	978,817	1,059,631

Tenant Improvement Costs Per Square Foot Leased	$12.24	$14.86	$10.91	$12.82	$9.14	$14.17	$13.47
Leasing Costs Per Square Foot Leased	$7.58	$9.43	$5.95	$9.07	$4.92	$7.34	$10.25

Total Per Square Foot	$19.82	$24.29	$16.86	$21.89	$14.06	$21.51	$23.72

Average Lease Term (in years)	6.3	7.0	6.1	6.8	4.6	7.2	9.3

Tenant Improvement Costs Per Square Foot Leased Per Year	$1.94	$2.12	$1.79	$1.89	$1.99	$1.97	$1.45
Leasing Costs Per Square Foot Leased Per Year	$1.20	$1.35	$0.97	$1.33	$1.07	$1.02	$1.10

Total Per Square Foot Per Year	$3.14	$3.47	$2.76	$3.22	$3.06	$2.99	$2.55

Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total New/Expansion Tenant Square Footage	1,907,226	591,546	449,100	445,335	421,245	478,724	582,254

Tenant Improvement Costs Per Square Foot Leased	$17.87	$21.10	$15.23	$16.42	$17.66	$20.49	$19.90
Leasing Costs Per Square Foot Leased	$7.40	$8.69	$5.64	$7.24	$7.64	$8.72	$9.02

Total Per Square Foot	$25.27	$29.79	$20.87	$23.66	$25.30	$29.21	$28.92

Average Lease Term (in years)	6.0	6.7	5.0	5.9	6.3	7.3	7.2

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.98	$3.15	$3.04	$2.78	$2.80	$2.81	$2.76
Leasing Costs Per Square Foot Leased Per Year	$1.23	$1.30	$1.13	$1.23	$1.21	$1.19	$1.26

Total Per Square Foot Per Year	$4.21	$4.45	$4.17	$4.01	$4.01	$4.00	$4.02

Total Tenant Improvements and Leasing Costs: (5)
Total Leased Square Footage	4,696,204	1,343,117	1,339,180	1,197,476	816,431	1,457,541	1,641,885

Tenant Improvements Cost Per Square Foot Leased	$14.52	$17.61	$12.36	$14.16	$13.54	$16.25	$15.75
Leasing Costs Per Square Foot Leased	$7.51	$9.10	$5.85	$8.39	$6.32	$7.79	$9.81

Total Per Square Foot	$22.03	$26.71	$18.21	$22.55	$19.86	$24.04	$25.56

Average Lease Term (in years)	6.2	6.9	5.7	6.5	5.5	7.2	8.6

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.34	$2.55	$2.17	$2.18	$2.46	$2.26	$1.83
Leasing Costs Per Square Foot Leased Per Year	$1.21	$1.32	$1.03	$1.29	$1.15	$1.08	$1.14

Total Per Square Foot Per Year	$3.55	$3.87	$3.20	$3.47	$3.61	$3.34	$2.97

Crescent’s Pro Rata Share
Total Leased Square Footage	3,135,143	877,609	825,192	851,890	580,452	1,100,567	1,510,463

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.37	$2.44	$2.30	$2.27	$2.46	$2.14	$1.77
Leasing Costs Per Square Foot Leased Per Year	$1.19	$1.28	$1.07	$1.25	$1.05	$1.06	$1.14

Total Per Square Foot Per Year	$3.56	$3.72	$3.37	$3.52	$3.51	$3.20	$2.91

Average Lease Term (in years)	5.7	6.2	5.3	6.0	5.2	6.7	8.8

(1)	Enhancements/Additions to building infrastructure.

(2)	Office Segment Capitalized Property Improvements are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. In addition, Office Segment Capitalized Property Improvements exclude capitalized expenditures which are reimbursed by tenants via operating expense recoveries.

(3)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(4)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

(5)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustment to reflect Crescent’s ownership percentage in joint ventured properties.

(6)	Includes $6.4 million related to Houston Center Shops redevelopment.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Top 25 Customers
As of December 31, 2005

							Crescent Share of
				Annualized		Crescent Share of	Annualized Revenue
			% Of Total	Revenue		Annualized Revenue	as % Of Total
Customer Name	Industry	SF (1)	Occupied SF	(in millions)(2)		(in millions)(3)	Office Revenue
El Paso Energy(4)	Energy	888,000	3.4%	$21.2	(4)	$21.2	5.2%
GSA (5)	Government	603,000	2.3%	$11.8		$8.5	2.1%
BP America Production Company	Energy	572,000	2.2%	$13.1		$2.6	0.6%
AIM Management Group, Inc.	Financial Services	478,000	1.8%	$9.6		$9.3	2.3%
JP Morgan Chase	Financial Services	444,000	1.7%	$11.5		$5.3	1.3%
Carter & Burgess, Inc.	Professional Services	416,000	1.6%	$7.8		$7.8	1.9%
Lyondell Chemical Company	Manufacturing	401,000	1.5%	$8.3		$2.0	0.5%
Occidental Oil and Gas Corporation	Energy	357,000	1.4%	$7.4		$7.4	1.8%
Hunt Consolidated, Inc.	Energy	328,000	1.3%	$8.0		$1.9	0.5%
Apache Corporation	Energy	318,000	1.2%	$6.2		$1.5	0.4%
Yum! Restaurant Services Group, Inc.	Food Service	292,000	1.1%	$4.8		$4.8	1.2%
Exxon Mobil Corporation	Energy	283,000	1.1%	$5.6		$4.5	1.1%
Stewart Information Services	Financial Services	274,000	1.1%	$6.4		$1.6	0.4%
Citigroup	Financial Services	249,000	1.0%	$7.2		$2.9	0.7%
Conoco Phillips Company	Energy	245,000	0.9%	$5.7		$1.1	0.3%
Sprint Communications Company	Telecommunications	241,000	0.9%	$3.8		$3.8	0.9%
Shell Oil Company	Energy	231,000	0.9%	$4.6		$1.1	0.3%
CompUSA	Retail	208,000	0.8%	$4.9		$4.9	1.2%
BMC Software, Inc.	Technology	203,000	0.8%	$4.1		$4.1	1.0%
Parsons Energy & Chemicals Group Inc.	Energy	202,000	0.8%	$3.6		$3.6	0.9%
Amegy Bank, N.A.	Financial Services	187,000	0.7%	$3.1		$1.0	0.2%
Jenkens and Gilchrist, P.C.	Professional Services	182,000	0.7%	$4.5		$1.1	0.3%
First Trust Corporation	Professional Services	167,000	0.6%	$2.7		$2.7	0.7%
Johns Manville, Inc.	Manufacturing	165,000	0.6%	$3.6		$3.6	0.9%
Baker & Botts	Professional Service	163,000	0.6%	$4.3		$1.0	0.2%

		8,097,000	31.0%	$173.8		$109.3	26.9%

(1)	Square footage related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. In addition to customers identified in this table, Fulbright & Jaworski (Professional Services) occupies 344,000 square feet at Fulbright Tower, which is currently not stabilized.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Crescent’s share of annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer reflects Crescent’s actual ownership percentage in joint ventured properties.

(4)	Crescent has finalized an agreement to terminate El Paso Energy’s leases, totaling 888,000 square feet effective as of December 31, 2007. El Paso Energy will continue to pay its contractually obligated rents through December 31, 2007. Annualized revenue for El Paso reflects weighted average full service rental revenue over the shortened term and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007.

(5)	GSA occupies an additional 25,000 square feet at properties which are currently not stabilized.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Customer Industry Diversification
As of December 31, 2005
Note: Based on square footage; information supplied to Crescent from its customers.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Lease Expirations
As of December 31, 2005
Total Office Portfolio

	Square			Square			Crescent’s		% of	Annual
	Footage of			Footage of			Share of	Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Expiring	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Square Footage	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	(After	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Renewals)	Leases (1) (3)	Expiring	Rent (3)	Leases
2006	3,161,531	(4)	(1,007,503)	2,154,028	(4) (5)	8.4%	1,402,466	$48,345,754	8.4%	$22.44	450
2007	2,674,868		(405,799)	2,269,069	(6)	8.9	1,529,289	51,406,465	9.0	22.66	277
2008	2,935,533		(55,892)	2,879,641		11.2	2,355,607	66,842,083	11.6	23.21	299
2009	2,532,229		53,413	2,585,642		10.1	1,780,359	59,064,088	10.3	22.84	245
2010	3,183,161		73,942	3,257,103		12.7	1,831,558	75,712,517	13.2	23.25	259
2011	1,727,138		176,118	1,903,256		7.4	1,202,633	45,422,858	7.9	23.87	112
2012	1,246,746		26,767	1,273,513		5.0	958,199	30,455,745	5.3	23.91	74
2013	1,515,837		97,620	1,613,457		6.3	1,225,157	34,496,189	6.0	21.38	60
2014	2,783,823		124,474	2,908,297		11.4	1,949,914	60,148,038	10.5	20.68	44
2015	1,745,757		29,531	1,775,288		6.9	1,267,014	39,510,299	6.9	22.26	64
2016 and thereafter	2,112,766		887,329	3,000,095		11.7	1,605,392	62,995,006	10.9	21.00	51

Total	25,619,389		—	25,619,389	(7)	100.0%	17,107,588	$574,399,042	100.0%	$22.42	1,935

(1)	Square footage and annual full service rent are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2005 leases totaling 1,645,712 square feet (including renewals of 1,007,503 square feet and new leases of 638,209 square feet) have been signed and will commence during 2006. These signed leases represent approximately 52% of gross square footage expiring during 2006.

(5)	Expirations by quarter are as follows: Q1: 900,654 Q2: 440,875 Q3: 387,845 Q4: 424,654.

(6)	Expirations by quarter are as follows: Q1: 739,288 Q2: 521,167 Q3: 519,348 Q4: 489,266.

(7)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per Above:	25,619,389
Non-revenue Generating Space:	421,302

Total Occupied Office SF:	26,040,691
Total Vacant SF:	3,382,449

Total Stabilized Office NRA:	29,423,140

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Lease Expirations
As of December 31, 2005
Dallas Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Leases (1) (3)	Expiring	Rent (3)	Leases
2006	914,110	(4)	(273,871)	640,239	(4) (5)	8.1%	$14,302,605	7.9%	$22.34	93
2007	816,562		1,381	817,943	(6)	10.3	18,510,625	10.3	22.63	54
2008	492,818		(6,120)	486,698		6.1	11,138,692	6.2	22.89	75
2009	440,598		(9,057)	431,541		5.4	11,204,316	6.2	25.96	46
2010	1,107,088		(5,239)	1,101,849		13.9	26,457,924	14.7	24.01	63
2011	488,871		(49,660)	439,211		5.5	10,374,803	5.8	23.62	24
2012	382,023		12,113	394,136		5.0	8,203,484	4.6	20.81	26
2013	370,738		92,340	463,078		5.8	10,585,654	5.9	22.86	17
2014	749,005		—	749,005		9.4	16,322,270	9.1	21.79	13
2015	932,265		17,599	949,864		12.0	21,265,890	11.8	22.39	24
2016 and thereafter	1,245,275		220,514	1,465,789		18.5	31,690,470	17.5	21.62	15

Total	7,939,353		—	7,939,353		100.0%	$180,056,733	100.0%	$22.68	450

(1)	Square footage and annual full service rent are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2005, leases totaling 482,508 square feet (including renewals of 273,871 square feet and new leases of 208,637 square feet) have been signed and will commence during 2006. These signed leases represent approximately 53% of gross square footage expiring during 2006.

(5)	Expirations by quarter are as follows: Q1: 311,609 Q2: 160,572 Q3: 133,267 Q4: 34,791.

(6)	Expirations by quarter are as follows: Q1: 401,934 Q2: 118,654 Q3: 208,961 Q4: 88,394.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Lease Expirations
As of December 31, 2005
Houston Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Leases (1) (3)	Expiring	Rent (3)	Leases
2006	1,189,723	(4)	(451,929)	737,794	(4) (5)	7.7%	$13,392,820	6.9%	$18.15	171
2007	1,085,575		(365,167)	720,408	(6)	7.5	14,627,121	7.5	20.30	82
2008	1,666,887		(37,854)	1,629,033		17.0	35,771,636	18.3	21.96	87
2009	955,069		18,886	973,955		10.2	18,359,918	9.4	18.85	76
2010	1,117,221		67,552	1,184,773		12.3	24,478,283	12.5	20.66	82
2011	714,330		148,924	863,254		9.0	19,011,620	9.7	22.02	35
2012	394,758		(28,071)	366,687		3.8	8,219,384	4.2	22.42	18
2013	364,770		10,013	374,783		3.9	7,519,808	3.8	20.06	9
2014	1,334,454		51,264	1,385,718		14.4	27,827,379	14.2	20.08	14
2015	386,304		—	386,304		4.0	7,566,397	3.9	19.59	14
2016 and thereafter	384,691		586,382	971,073		10.2	18,867,153	9.6	19.43	13

Total	9,593,782		—	9,593,782		100.0%	$195,641,519	100.0%	$20.39	601

(1)	Square footage and annual full service rent are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels. The annual full-service rent under the El Paso lease (the majority of which expires December 31, 2007) reflects weighted average full service rental revenue over the shortened term and excludes the impact of the net termination fee being amortized into revenue through December 31, 2007.

(4)	As of December 31, 2005, leases totaling 632,377 square feet (including renewals of 451,929 square feet and new leases of 180,448 square feet) have been signed and will commence during 2006. These signed leases represent approximately 53% of gross square footage expiring during 2006.

(5)	Expirations by quarter are as follows: Q1: 302,765 Q2: 114,101 Q3: 118,221 Q4: 202,707.

(6)	Expirations by quarter are as follows: Q1: 185,084 Q2: 270,669 Q3: 149,464 Q4: 115,191.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Lease Expirations
As of December 31, 2005
Austin Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Leases (1) (3)	Expiring	Rent (3)	Leases
2006	81,221	(4)	(5,775)	75,446	(4) (5)	5.5%	$1,749,930	6.5%	$23.19	24
2007	93,323		(7,658)	85,665	(6)	6.3	1,977,787	7.4	23.09	21
2008	91,637		983	92,620		6.8	1,685,080	6.3	18.19	21
2009	173,112		12,450	185,562		13.6	3,957,754	14.7	21.33	20
2010	204,947		—	204,947		15.0	3,577,893	13.3	17.46	29
2011	52,269		—	52,269		3.8	982,217	3.7	18.79	9
2012	45,599		—	45,599		3.3	849,209	3.2	18.62	5
2013	53,118		—	53,118		3.9	1,079,542	4.0	20.32	6
2014	241,570		—	241,570		17.7	4,998,281	18.6	20.69	3
2015	171,688		—	171,688		12.6	3,306,608	12.3	19.26	13
2016 and thereafter	153,826		—	153,826		11.5	2,689,424	10.0	17.48	6

Total	1,362,310		—	1,362,310		100.0%	$26,853,725	100.0%	$19.71	157

(1)	Square footage and annual full service rent are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2005, leases totaling 42,194 square feet (including renewals of 5,775 square feet and new leases of 36,419 square feet) have been signed and will commence during 2006. These signed leases represent approximately 52% of the gross square footage expiring during 2006.

(5)	Expirations by quarter are as follows: Q1: 38,305 Q2: 23,353 Q3: 4,058 Q4: 9,730.

(6)	Expirations by quarter are as follows: Q1: 36,308 Q2: 8,410 Q3: 16,342 Q4: 24,605.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Lease Expirations
As of December 31, 2005
Denver Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Leases (1)(3)	Expiring	Rent (3)	Leases
2006	167,256	(4)	(35,417)	131,839	(4) (5)	6.6%	$2,757,281	6.7%	$20.91	25
2007	110,198		(15,948)	94,250	(6)	4.7	2,169,066	5.3	23.01	18
2008	209,432		(4,075)	205,357		10.3	4,480,130	10.9	21.82	21
2009	320,562		(9,941)	310,621		15.6	6,734,500	16.3	21.68	26
2010	196,908		16,081	212,989		10.7	4,637,797	11.2	21.77	18
2011	120,993		11,844	132,837		6.7	2,969,044	7.2	22.35	8
2012	134,134		37,456	171,590		8.6	3,897,083	9.4	22.71	8
2013	134,750		(73,210)	61,540		3.1	1,216,914	3.0	19.77	6
2014	344,885		73,210	418,095		21.0	8,129,618	19.7	19.44	4
2015	18,637		—	18,637		0.9	364,338	0.9	19.55	3
2016 and thereafter	230,007		—	230,007		11.8	3,916,607	9.4	17.03	7

Total	1,987,762		—	1,987,762		100.0%	$41,272,378	100.0%	$20.76	144

(1)	Square footage and annual full service rent are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2005, leases totaling 35,644 square feet (including renewals of 35,417 square feet and new leases of 227 square feet) have been signed and will commence during 2006. These signed leases represent approximately 21% of the gross square footage expiring during 2006.

(5)	Expirations by quarter are as follows: Q1: 74,980 Q2: 21,168 Q3: 21,388 Q4: 14,303.

(6)	Expirations by quarter are as follows: Q1: 40,405 Q2: 14,652 Q3: 27,315 Q4: 11,878.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Lease Expirations
As of December 31, 2005
Miami Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Leases (1) (3)	Expiring	Rent (3)	Leases
2006	284,284	(4)	(113,543)	170,741	(4) (5)	10.3%	$5,044,729	10.0%	$29.55	56
2007	159,033		(22,763)	136,270	(6)	8.3	3,730,173	7.4	27.37	36
2008	147,617		11,163	158,780		9.6	4,873,806	9.7	30.70	37
2009	324,804		2,992	327,796		19.9	9,498,910	18.8	28.98	34
2010	281,266		(10,368)	270,898		16.4	8,383,921	16.6	30.95	26
2011	64,140		48,497	112,637		6.8	3,555,001	7.1	31.56	9
2012	150,546		—	150,546		9.1	5,167,896	10.3	34.33	8
2013	47,684		4,590	52,274		3.2	1,703,723	3.4	32.59	5
2014	36,952		—	36,952		2.2	1,042,283	2.1	28.21	2
2015	94,545		11,932	106,477		6.5	3,298,286	6.5	30.98	3
2016 and thereafter	59,285		67,500	126,785		7.7	4,120,294	8.1	32.50	6

Total	1,650,156		—	1,650,156		100.0%	$50,419,022	100.0%	$30.55	222

(1)	Square footage and annual full service rent are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2005, leases totaling 162,890 square feet (including renewals of 113,543 square feet and new leases of 49,347 square feet) have been signed and will commence during 2006. These signed leases represent approximately 57% of gross square footage expiring during 2006.

(5)	Expirations by quarter are as follows: Q1: 42,947 Q2: 28,269 Q3: 28,016 Q4: 71,509.

(6)	Expirations by quarter are as follows: Q1: 45,577 Q2: 42,657 Q3: 23,921 Q4: 24,115.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Lease Expirations
As of December 31, 2005
Las Vegas Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Leases (1) (3)	Expiring	Rent (3)	Leases
2006	235,519	(4)	(38,741)	196,778	(4) (5)	19.1%	$6,353,129	18.9%	$32.29	32
2007	116,689		1,659	118,348	(6)	11.5	3,579,111	10.7	30.24	27
2008	180,700		—	180,700		17.5	5,661,840	16.9	31.33	25
2009	117,643		26,370	144,013		14.0	4,653,505	13.9	32.31	16
2010	110,800		—	110,800		10.7	3,634,233	10.8	32.80	16
2011	128,917		7,127	136,044		13.2	4,743,390	14.1	34.87	9
2012	33,278		—	33,278		3.2	1,126,356	3.4	33.85	2
2013	33,317		3,585	36,902		3.6	1,272,812	3.8	34.49	4
2014	19,295		—	19,295		1.9	597,339	1.8	30.96	2
2015	40,231		—	40,231		3.9	1,270,540	3.8	31.58	1
2016 and thereafter	15,498		—	15,498		1.4	660,315	1.9	42.61	1

Total	1,031,887		—	1,031,887		100.0%	$33,552,570	100.0%	$32.52	135

(1)	Square footage and annual full service rent are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2005, leases totaling 101,260 square feet (including renewals of 38,741 square feet and new leases of 62,519 square feet) have been signed and will commence during 2006. These signed leases represent approximately 43% of gross square footage expiring during 2006.

(5)	Expirations by quarter are as follows: Q1: 35,236 Q2: 47,261 Q3: 62,361 Q4: 51,920.

(6)	Expirations by quarter are as follows: Q1: 7,342 Q2: 27,054 Q3: 58,485 Q4: 25,467.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Total Office Portfolio — Lease Expirations
As of December 31, 2005
Other Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals)(1)		Expiring	Leases (1) (3)	Expiring	Rent (3)	Leases
2006	289,418	(4)	(88,227)	201,191	(4) (5)	9.8%	$4,745,260	10.2%	$23.59	49
2007	293,488		2,697	296,185	(6)	14.4	6,812,582	14.6	23.00	39
2008	146,442		(19,989)	126,453		6.2	3,230,899	6.9	25.55	33
2009	200,441		11,713	212,154		10.3	4,655,185	10.0	21.94	27
2010	164,931		5,916	170,847		8.3	4,542,466	9.8	26.59	25
2011	157,618		9,386	167,004		8.1	3,786,783	8.1	22.67	18
2012	106,408		5,269	111,677		5.4	2,992,333	6.4	26.79	7
2013	511,460		60,302	571,762		27.8	11,117,736	23.9	19.44	13
2014	57,662		—	57,662		2.8	1,230,868	2.6	21.35	6
2015	102,087		—	102,087		5.0	2,438,240	5.2	23.88	6
2016 and thereafter	24,184		12,933	37,117		1.9	1,050,743	2.3	28.31	3

Total	2,054,139		—	2,054,139		100.0%	$46,603,095	100.0%	$22.69	226

(1)	Square footage and annual full service rent are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. Includes Ft. Worth, Colorado Springs, Irvine, Seattle and Atlanta.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2005 leases totaling 188,839 square feet (including renewals of 88,227 square feet and new leases of 100,612 square feet) have been signed and will commence during 2006. These signed leases represent approximately 65% of gross square footage expiring during 2006.

(5)	Expirations by quarter are as follows: Q1: 94,812 Q2: 46,151 Q3: 20,534 Q4: 39,694.

(6)	Expirations by quarter are as follows: Q1: 22,638 Q2: 39,071 Q3: 34,860 Q4: 199,616.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

PORTFOLIO DATA
Resort Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Statistics
As of December 31, 2005
(dollars in thousands)
Crescent Resort Development

	For the three months ended December 31,
	2005	2004
Resort Residential Lot Sales	261	203
Resort Residential Unit Sales:
Townhome Sales	1	5
Condominium Sales	119	28
Resort Residential Equivalent Timeshare Unit Sales	3.23	7.25
Average Sales Price per Resort Residential Lot	$249	$163
Average Sales Price per Resort Residential Unit	$1,542	$1,981

	For the twelve months ended December 31,
	2005	2004
Resort Residential Lot Sales	545	353
Resort Residential Unit Sales:
Townhome Sales	25	12
Condominium Sales	187	41
Resort Residential Equivalent Timeshare Unit Sales	15.7	14.57
Average Sales Price per Resort Residential Lot	$164	$152
Average Sales Price per Resort Residential Unit	$1,265	$1,831
Desert Mountain

	For the three months ended December 31,
	2005	2004
Resort Residential Lot Sales	3	24
Average Sales Price per Lot (1)	$1,519	$663

	For the twelve months ended December 31,
	2005	2004
Resort Residential Lot Sales	40	68
Average Sales Price per Lot(1)	$1,082	$756

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Property Table
As of December 31, 2005
(dollars in thousands)

				Entire Project									2006 Guidance
												Proposed
											Average	Average
		Crescent's		Number	Planned			Under	Under	Physical	Sales Price	Sales Price	Expected		Expected
		Preferred		of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Sales	Pre-Sold	Average
		Return/	Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales
Corporation / Project	Location	Ownership(1)	Type(2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres(3)	Acres	Acres [A]	Acres(4)	Price [A]

Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%	SF, SH, THB	3	2,481	2,399	82	62	15%	20	$570	$1,355 (7)
Custom Lots													10	1	$1,744
Homes													38	0	$1,500

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar Village
Iron Horse and Great Bear	Lake Tahoe, CA	13%/57% (6)	CO S	1	100	71	29	0	N/A	29	$1,200	$1,960	29	26	$1,960
Big Horn and Catamount	Lake Tahoe, CA	13%/57% (6)	CO S	2	113	0	113	113	30%	0	N/A	$1,430	21	60	$1,900
Identified Future Projects	Lake Tahoe, CA	13%/57% (6)	TH, CO S	3	137	0	137	0	N/A	0	N/A	$1,650	0	0	$—
Northstar Highlands
Identified Future Projects	Lake Tahoe, CA	13%/57% (6)	CO, TH, TSS	14	1,450	0	1,450	0	N/A	0	N/A	$2,690	0	0	$—
Old Greenwood
Units	Lake Tahoe, CA	13%/71%	THB	2	19	0	19	15	40%	0	N/A	$1,380	12	4	$1,500
Fractional Units	Lake Tahoe, CA	13%/71%	TS S	6	146	27.4	118.6	49.0	25%	6.0	$1,870	$2,060	17.7	4.2	$2,140
Gray’s Crossing
Lots	Lake Tahoe, CA	13%/71%	SF B	2	377	242	135	81	5%	54	$310	$420	95	18	$420
Units	Lake Tahoe, CA	13%/71%	COB	4	169	0	169	0	N/A	0	N/A	$400	0	0	$—

Denver Development
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%	TH P	1	23	16	7	0	N/A	7	$730	$870	7	2	$870
Brownstones (Phase I)	Denver, CO	12%/64%	TH P	1	16	9	7	0	N/A	7	$1,580	$1,910	7	0	$1,910
Delgany	Denver, CO	12%/64%	CO P	1	42	34	8	0	N/A	8	$680	$740	8	1	$740
Identified Future Projects	Denver, CO	12%/26%-64%(6)	TH,COB	7	934	0	934	94	5%	0	N/A	$790	0	0	$—

Mountain and Other Development
Hummingbird	Bachelor Gulch, CO	12%/64%	CO S	1	40	35	5	0	N/A	5	$2,510	$2,030	5	5	$2,030
Eagle Ranch	Eagle, CO	12%/76%	SF P	2	1,395	1,084	311	222	5%	4	$90	$130	226	10	$120
Main Street Station Vacation Club	Breckenridge, CO	12%/30% (6)	TS S	3	42.0	29.5	12.5	0.0	N/A	12.5	$1,200	$1,060	4.0	0.3	$1,060
Riverbend	Charlotte, NC	12%/68%	SF P	2	630	442	188	40	50%	28	$30	$40	64	60	$30
Three Peaks	Silverthorne, CO	12%/33%(6)	SF S	2	327	281	46	0	N/A	46	$210	$260	23	9	$260
Village Walk	Beaver Creek, CO	12%/58%	TH B	2	26	0	26	26	15%	0	N/A	$5,230	0	19	$—
Beaver Creek Landing	Beaver Creek, CO	12%/64%	CO P	2	52	0	52	52	10%	0	N/A	$1,250	0	52	$—
Identified Future Projects	Colorado	12%/64%	TS,CO,THS	6	392	0	392	0	N/A	0	N/A	$850	0	0	$—

Houston Area Development Corp.
Spring Lakes	Houston, TX	98%	SF P	1	497	464	33	0	N/A	17	$35	$44	33	0	$44

Crescent Plaza Residential
The Residences at the Ritz-Carlton-Phase I and II	Dallas, TX	100%	CO, TH P	3	171	0	171	70	15%	0	N/A	$1,736	0	64	$—
[A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent receives a preferred return on it’s invested capital before profits are allocated to the partners based on ownership percentage.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to December 31, 2005 or under contract as of January 31, 2006. The Residences at the Ritz-Carlton include 5 reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of December 31, 2005 is $0.3 million.

(6)	A joint venture partner participates in this project.

(7)	Average Sales Price includes golf membership and lot price only; price including golf membership, lot price and home is $2,024.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Performance
As of December 31, 2005
($ In Thousands)

							Projection [A]
	2000	2001	2002	2003	2004	2005	2006	2007	2008
Crescent’s Net Equity in Development Real Estate(1)	$241,000	$288,000	$352,000	$338,000	$348,000	$344,000	$335,000	$325,000	$187,000
Club and Operating Assets, Net(2)	64,000	84,000	124,000	141,000	159,000	163,000	188,000	172,000	139,000

Crescent’s Ending Equity Book Value(3)	$305,000	$372,000	$476,000	$479,000	$507,000	$507,000	$523,000	$497,000	$326,000

Sales Statistics for Projects
Lots	2,825	2,202	1,818	1,842	532	644	451	306	37
Units	50	120	257	86	53	212	139	383	878
Timeshare units	—	11	12	4	15	16	22	24	24

Number of Lots and Units Sold	2,875	2,333	2,087	1,932	600	872	612	713	939

Parcel Sales (acres)	124	94	157	88	23	10	1	28	—

Gross Real Estate Revenue Generated(4)	$411,000	$370,000	$429,000	$271,000	$243,000	$424,000	$431,000	$805,000	$1,170,000

Crescent’s FFO
Crescent Resort Development, Inc.	$13,000	$16,000	$11,000	$10,000	$14,000	$31,000	$16,000	$31,000	$53,000
Desert Mountain Development Corporation	35,000	8,000	9,000	11,000	16,000	13,000	20,000	19,000	14,000
Woodlands Land Company, Inc.	23,000	26,000	28,000	65,000	—	—	—	—	—
The Residences at Ritz-Carlton Phase I & II	—	—	—	—	—	(1,000)	(2,000)	22,000	24,000
Other Residential Developments	8,000	4,000	3,000	2,000	1,000	1,000	2,000	8,000	—

Total FFO(5)(6)	$79,000	$54,000	$51,000	$88,000	$31,000	$44,000	$36,000	$80,000	$91,000

Margins / Returns
FFO Margin(7)(8)	19%	15%	12%	32%	13%	10%	8%	10%	8%
FFO Return on Net Equity in Development Real Estate (8)(9)	36%	20%	16%	26%	9%	13%	11%	24%	36%
FFO Return on Ending Equity Book Value (8)(9)	27%	16%	12%	18%	6%	9%	7%	16%	22%

Crescent’s Cash
Total Cash Received by Crescent (10)(12)	$130,000	$65,000	$95,000	$220,000	$118,000	$205,000	$194,000	$313,000	$373,000
Less: FFO Generated	79,000	54,000	51,000	88,000	31,000	44,000	36,000	80,000	91,000

Cash Received in Excess of FFO	$51,000	$11,000	$44,000	$132,000	$87,000	$161,000	$158,000	$233,000	$282,000

Cash Margin (8)(11)	32%	18%	22%	81%	49%	48%	45%	39%	32%
[A] Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Represents Crescent’s Ending Equity Book Value less Club and Operating Assets, net.

(2)	Includes club houses, golf courses, restaurants, intangible assets net of associated property level financing, other liabilities and minority interest.

(3)	Refer to page 45 of the 4th Quarter 2005 Supplemental Operating and Financial Data for the calculation of net equity book value.

(4)	Represents 100% of product revenue for all projects (prior to minority interest to partners).

(5)	FFO is a supplemental non-GAAP measurement used in the real estate industry to measure and compare operating performance of real estate companies. A reconciliation of the Company’s FFO to GAAP net income is included in the financial statements accompanying the 4th quarter earnings press release and the 4th Quarter Supplemental Operating and Financial Data.

(6)	FFO is net of projected GAAP tax expense of $8M, $37M and $54M in 2006 — 2008, respectively.

(7)	Calculated as Total FFO divided by Gross Real Estate Revenue Generated.

(8)	2003 FFO margin is 13%, FFO Return on Equity in Development Real Estate is 10%, FFO Return on Equity Book Value is 7% and Cash Margin is 39% when excluding FFO and cash from gain on sale of Woodlands Land Company, Inc.

(9)	Calculated as FFO divided by an average equity balance (prior year ending plus current year ending equity / 2).

(10)	Represents all cash distributed from the residential development entities to Crescent (includes return of investment and return on investment).

(11)	Calculated as Total Cash Received by Crescent divided by Gross Real Estate Revenue Generated.

(12)	Cash received is before any cash tax paid.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Net Present Valuation
($ in thousands)

	Crescent's				Proposed		Estimated		Number of	Estimated
	Preferred Return/		Planned		Avg Sales	Product	Discount		Years Until	Discounted		Estimated Cash Flow to Crescent [A](6)
	Ownership (1)		Sales	Remaining	Price (2)	Type (3)	Rate (4)		Sellout	NPV (5)		2006	2007	2008	Thereafter
			(Lots/Units/Acres)	(Lots/Units/Acres)

Desert Mountain	93%		2,481	82	$1,355	SF, SH, TH B	12	%(7)	3	$207,000		$15,000	$44,000	$24,000	$219,000

Crescent Resort Development, Inc.
Tahoe Mountain Resorts:
Northstar	13%/57	%(8)	1,800	1,729	$2,513	CO, TH, TS S	12%		14	$299,000		$66,000	$122,000	$152,000	$1,171,000
Old Greenwood	13%/71%		165	138	$1,966	TH, TS B	12%		6	49,000		10,000	22,000	11,000	38,000
Gray’s Crossing	13%/71%		546	304	$409	SF, CO B	12%		4	18,000		16,000	7,000	12,000	—
Tahoe Mountain Club	13%/71%		N/A	N/A	N/A	N/A	N/A		N/A	54,000	(9)	—	2,000	15,000	207,000

Subtotal-Tahoe Mountain Resorts			2,511	2,171						$420,000		$92,000	$153,000	$190,000	$1,416,000

Denver Development:
Creekside Townhomes at Riverfront Park	12%/64%		23	7	$870	TH P	12%		1	2,000		2,000	—	—	—
Brownstones (Phase I)	12%/64%		16	7	$1,910	TH P	12%		1	6,000		6,000	—	—	—
Delgany	12%/64%		42	8	$740	CO P	12%		1	3,000		3,000	—	—	—
Identified Future Projects	12%/26%-64	%(8)	934	934	$790	TH, CO B	12%		7	57,000		22,000	17,000	18,000	110,000

Subtotal-Denver Development			1,015	956						$68,000		$33,000	$17,000	$18,000	$110,000

Mountain Development:
Hummingbird	12%/64%		40	5	$2,030	CO S	12%		1	3,000		3,000	—	—	—
Eagle Ranch	12%/76%		1,395	311	$130	SF P	12%		2	13,000		8,000	7,000	—	—
Main Street Station Vacation Club	12%/30	%(8)	42	13	$1,060	TS S	12%		3	—		—	—	—	—
Riverbend	12%/68%		630	188	$40	SF P	12%		2	2,000		—	2,000	—	—
Three Peaks	12%/33	%(8)	327	46	$260	SF S	12%		2	5,000		3,000	3,000	—	—
Village Walk	12%/58%		26	26	$5,230	TH B	12%		2	19,000		2,000	21,000	—	—
Beaver Creek Landing	12%/64%		52	52	$1,250	CO P	12%		2	5,000		—	9,000	—	—
Identified Future Projects	12%/64%		392	392	$850	TS, CO, TH S	12%		6	23,000		28,000	3,000	58,000	27,000

Subtotal-Mountain Development			2,904	1,033						$70,000		$44,000	$45,000	$58,000	$27,000

Other Residential Investments
The Residences at Ritz-Carlton Phase I & II	100%		171	171	$1,736	CO, TH P	8.5	%(10)	3	98,000		—	27,000	63,000	80,000
Other(11)	98%		497	33	$44	SF P	12%		N/A	94,000		10,000	27,000	20,000	8,000

Subtotal-Other Residential			668	204						192,000		10,000	54,000	83,000	88,000

Total			9,579	4,446						$957,000		$194,000	$313,000	$373,000	$1,860,000

[A] Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	Based on lots, units, and acres remaining to be sold.

(3)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence).

(4)	Management believes this discount rate falls within an industry standard range.

(5)	NPV represents discounted value of future cash inflows to Crescent and cash invested by Crescent for future development.

(6)	Estimated cash flow to Crescent for 2006 through thereafter represents cash flows to Crescent for each project after third-party debt repayments ($150M as of December 31, 2005). In order for Crescent to generate the estimated cash flows for the future periods, Crescent will invest approximately $167M in 2006, $159M in 2007, and $64M in 2008. Thereafter, Crescent will fund approximately $70M per year (primarily for the Northstar at Tahoe Project).

(7)	Reversion of Desert Mountain Club and related assets discounted at 8%.

(8)	A joint venture partner participates in this project.

(9)	Represents Crescent’s estimate of fair value for the assets, net of debt.

(10)	Sale of The Residences at Ritz-Carlton Phase I and Phase II are discounted at 7.5% and 12%, respectively.

(11)	Other consists of 8 acres of land held for development in Las Vegas adjacent to the Howard Hughes Center, Jefferson at Dedham, Sonoma Golf Club, and Other Land Developments

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Net Equity Book Value by Project
As of December 31, 2005
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other(1)	Developments

Assets	$404,800	$78,500	$112,100	$595,400	$215,100	$158,200	$968,700

Property Level Financing	(88,100)	(14,100)	(1,600)	(103,800)	(6,200)	(32,700)	(142,700)

Other Liabilities	(82,000)	(11,400)	(54,100)	(147,500)	(84,500)	(55,000)	(287,000)

Minority Interest	(600)	(2,300)	(11,300)	(14,200)	(17,300)	(700)	(32,200)

Net Equity Book Value	$234,100	$50,700	$45,100	$329,900	$107,100	$69,800	$506,800

Club and Operating Assets, net (2)	$54,200	$5,700	$—	$59,900	$80,500	$22,100	$162,500
Net Equity in Development Real Estate	$179,900	$45,000	$45,100	$270,000	$26,600	$47,700	$344,300

(1)	Includes Houston Area Development Corporation, Mira Vista Development Corporation, Jefferson Station, L.P., Crescent Plaza Residential, L.P., and the Sonoma Club.

(2)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort/Hotel Segment
As of December 31, 2005
PROPERTY TABLE(1)

					For the three months ended December 31,
									Revenue
					Average		Average		Per		Crescent's
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2005	2004	2005	2004	2005	2004

Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ/Lenox, MA	1980/1989	471	(2)	79%	69%	$765	$800	$571	$509	48%

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		46%	51%	$310	$275	$141	$141	100%
Fairmont Sonoma Mission Inn & Spa	Sonoma, CA	1927/1987/1997/2004	228		73	60	290	269	213	162	80%
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	60		73	64	480	424	349	273	100%

Total/Weighted Average			563		60%	56%	$322	$291	$192	$164

Total/Weighted Average for Canyon Ranch and Luxury Resorts and Spas Properties			1,034		69%	62%	$549	$540	$365	$322

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		71%	68%	$131	$127	$93	$87	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		71	65	112	100	79	65	100%
Omni Austin Hotel(3)	Austin, TX	1986	375		75	75	131	116	97	88	100%

Total/Weighted Average			1,376		72%	69%	$125	$116	$90	$80

Total/Weighted Average for Resort/Hotel Properties			2,410		71%	66%	$284	$268	$198	$175

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the three months ended December 31,
			Percentage/
			Point
	2005	2004	Change
Canyon Ranch and Luxury Resorts and Spas:
Same-Store NOI (in thousands)	$7,405	$4,083	81%
Weighted Average Occupancy	69%	62%	7	pt
Average Daily Rate	$549	$540	2%
Revenue per Available Room/Guest Night	$365	$322	13%
Number of Properties	5	5

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$4,801	$4,465	8%
Weighted Average Occupancy	72%	69%	3	pt
Average Daily Rate	$125	$116	8%
Revenue per Available Room/Guest Night	$90	$80	13%
Number of Properties	3	3

Total Resort/Hotel Properties:
Same-Store NOI (in thousands)	$12,206	$8,548	43%
Weighted Average Occupancy	71%	66%	5	pt
Average Daily Rate	$284	$268	6%
Revenue per Available Room/Guest Night	$198	$175	13%
Number of Properties	8	8

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort/Hotel Segment
As of December 31, 2005
PROPERTY TABLE(1)

					For the twelve months ended December 31,
									Revenue
					Average		Average		Per		Crescent's
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2005	2004	2005	2004	2005	2004

Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	82%	79%	$739	$713	$567	$521	48%

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		57%	60%	$303	$277	$172	$167	100%
Fairmont Sonoma Mission Inn & Spa(3)	Sonoma, CA	1927/1987/1997/2004	228		71	59	292	253	207	149	80%
Ventana Inn & Spa (4)	Big Sur, CA	1975/1982/1988	60		73	64	480	430	349	274	100%

Total/Weighted Average			563		64%	60%	$319	$285	$206	$171

Total/Weighted Average for Canyon Ranch and Luxury Resorts and Spas Properties			1,034		73%	69%	$529	$501	$371	$331

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		73%	72%	$130	$124	$95	$90	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		70	61	105	103	74	63	100%
Omni Austin Hotel (5)	Austin, TX	1986	375		77	73	128	114	99	83	100%

Total/Weighted Average			1,376		73%	69%	$123	$116	$90	$80

Total/Weighted Average for Resort/Hotel Properties			2,410		73%	69%	$293	$277	$210	$188

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation was approximately $12.1 million and was completed in July 2004.

(4)	Renovation of 13 suites began in January 2004, at which time those suites were removed from service. All 13 suites returned to service in September 2004. In addition renovation of 11 suites began in November 2004, at which time those suites were removed from service. All 11 suites returned to service in April 2005.

(5)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the twelve months ended December 31,
			Percentage/
			Point
	2005	2004	Change
Canyon Ranch and Luxury Resorts and Spas:
Same-Store NOI (in thousands)	$34,342	$24,294	41%
Weighted Average Occupancy	73%	69%	4	pt
Average Daily Rate	$529	$501	6%
Revenue per Available Room/Guest Night	$371	$331	12%
Number of Properties	5	5

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$16,051	$12,732	26%
Weighted Average Occupancy	73%	69%	4	pt
Average Daily Rate	$123	$116	6%
Revenue per Available Room/Guest Night	$90	$80	13%
Number of Properties	3	3

Total Resort/Hotel Properties:
Same-Store NOI (in thousands)	$50,393	$37,026	36%
Weighted Average Occupancy	73%	69%	4	pt
Average Daily Rate	$293	$277	6%
Revenue per Available Room/Guest Night	$210	$188	12%
Number of Properties	8	8

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Temperature-Controlled Logistics Properties
As of December 31, 2005

		Total Cubic	Total
	Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)

Alabama	4	10.7	0.4
Arizona	1	2.9	0.1
Arkansas	6	33.1	1.0
California	6	23.7	0.9
Colorado	1	2.8	0.1
Florida	5	6.5	0.3
Georgia	8	49.5	1.7
Idaho	2	18.7	0.8
Illinois	2	11.6	0.4
Indiana	1	9.1	0.3
Iowa	2	12.5	0.5
Kansas	2	5.0	0.2
Kentucky	1	2.7	0.1
Maine	1	1.8	0.2
Massachusetts	4	10.2	0.5
Minnesota	1	3.0	0.1
Mississippi	1	4.7	0.2
Missouri	2	46.8	2.7
Nebraska	2	4.4	0.2
New York	1	11.8	0.4
North Carolina	3	10.0	0.4
Ohio	1	5.5	0.2
Oklahoma	2	2.1	0.1
Oregon	5	35.6	1.5
Pennsylvania	2	27.4	0.9
South Carolina	1	1.6	0.1
South Dakota	1	2.9	0.1
Tennessee	3	10.6	0.4
Texas	2	6.6	0.2
Utah	1	8.6	0.4
Virginia	2	8.7	0.3
Washington	6	28.7	1.1
Wisconsin	3	17.4	0.6

TOTAL	85	437.2	17.4

(1)	As of December 31, 2005, the Company held a 31.7% interest in AmeriCold Realty Trust which operates 101 facilities, of which 84 are wholly owned, one is partially owned and 16 are managed for outside owners.
Average Occupancy for all Owned Facilities

	2005	2004
Quarter Ended December 31, 2005	82%	80%

Year Ended December 31, 2005	76%	74%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

PORTFOLIO DATA
Mezzanine Investments

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Mezzanine Investments
As of December 31, 2005
(dollars in thousands)

			Loan			Wtd Average Yield	Current	Variable or
Type of Investment	Date of Transaction	Remaining Term (mos)	Extensions(1)	Quarter End Balance		during Quarter	Yield(2)	Fixed

Los Angeles Office Investment	11/9/2004	9	Four 6-months	22,000		13.31%	13.82%	LIBOR + 925

New York City Office Investment	2/7/2005	N/A	N/A	17,250	(3)	11.83%	N/A	LIBOR + 775

Orlando Resort Investment	3/31/2005	26	One 4-year	32,972	(4)	12.00%	12.00%	Fixed

Los Angeles Office Investment	5/31/2005	16	Three 6-months	20,000		12.32%	12.82%	LIBOR + 825

Dallas Office Investment	6/9/2005	17	Three 1-year	12,000		12.65%	13.07%	LIBOR + 850

Dallas Office Investment	8/31/2005	55	N/A	7,660		11.04%	11.04%	Fixed

California Luxury Hotel Investment	11/16/2005	21	Five 1-year	15,000		15.24%	15.57%	LIBOR + 1100

Los Angeles Office Investment	11/16/2005	16	Three 6-months	25,000		8.75%	9.10%	LIBOR + 453

Southeastern U.S. Office Investment	12/30/2005	20	Three 1-year	20,700		11.23%	11.42%	LIBOR + 685

				172,582

Subsequent Event
Florida Hotel Portfolio Investment	1/20/2006	35	Two 1-year	15,000		N/A	12.57%	LIBOR + 800

Redtail Capital Partners, L.P.(5)
Florida Resort Investment	8/31/2005	17	Three 1-year	15,000		9.35%	9.82%	LIBOR + 525

Caribbean Resort Investment	12/19/2005	32	Three 1-year	18,824		9.11%	9.32%	LIBOR + 475

California Luxury Hotel Investment	2/14/2006	21	Five 1-year	25,000		N/A	11.82%	LIBOR + 725

				58,824

(1)	Loan extensions available subject to the right of the borrower to extend the loan pursuant to the loan agreement.

(2)	Yields are as of February 23, 2006.

(3)	On February 1, 2006, this loan was paid off. Included in the payoff amount was a $1.2 Million prepayment penalty.

(4)	Outstanding amount excludes $0.1 Million of unamortized premium.

(5)	In May 2005, we entered into an agreement with Capstead Mortgage Corporation pursuant to which we formed a joint venture to invest up to $100 Million in equity. The joint venture will invest in select B note and mezzanine loans on commercial real estate over a two-year period. Capstead is committed to 75% of the equity capital, and we are committed to 25%. Total equity contributions from Crescent as of December 31, 2005 were $2.3 Million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Equity Research Coverage

BB&T Capital Markets	Morgan Stanley
Stephanie Krewson	Greg Whyte
804.782.8784	David Cohen
212.761.6331
Bear Stearns	212.761.8564
Ross Smotrich
Jeff Langbaum	RBC Capital Markets
212.272.8046	Jay Leupp
212.272.4201	David Copp
415.633.8588
Greenstreet Advisors	415.633.8558
Jim Sullivan
Cedrik Lachance	Smith Barney Citigroup
949.640.8780	Jonathan Litt
John Stewart
Merrill Lynch	212.816.0231
Steve Sakwa	212.816.1685
212.449.0335
Investor Relations
Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Suite 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Jane Mody	Jennifer Terrell
Managing Director	Investor and Media
Capital Markets	Relations Director
Phone: 817.321.1086	Phone: 817.321.1464
Fax: 817.321.2060	Fax: 817.321.2060
Jmody@crescent.com	Jterrell@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005